Listing Report:Supplement No. 213 dated Apr 12, 2010 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 311796
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$238.56

Auction yield range:	17.04% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	3	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	9 / 8	Length of status:	5y 8m
Credit score:	680-699 (Apr-2010)	Total credit lines:	19	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$16,784	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	78%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	stevenga64	Borrower's state:	Georgia	Borrower's group:	Have Money - Will Bid
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	22 ( 100% )	680-699 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	740-759 (Aug-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Pay-off Credit Card Debt!
Purpose of loan:
I will be using this loan to pay off credit card debt. I will?use this loan from Prosper to pay off credit line owned to BOA of $7500. I have saved $1200 of my own money to go towards this loan payoff. Secondly I can use the rest of the loan amount to pay down Chase CC and Citi CC both have $2000 balances.

My financial situation:
I have never been delinquent on any payments. I have moved?home with?family to reduce my expenses.? I paid my first prosper loan off in two years.
I work part-time time with the Federal Government(seasonal January-June) doing data entry $12.27 per hour and a temp agency doing the same thing both jobs I have w-2's for 2009. I do have a small real estate investing company that I manage with my mother that pays me $1200 a month as a property manager. I also have a w-2 from 2009 for this job . I have no other debt no car note, or home mortgage.

Monthly net income: $ 2200

Monthly expenses: $
??Housing: $ 200
??Insurance:?$50
??Car expenses: $0
??Utilities: $?80
??Phone, cable, internet: $?80
??Food, entertainment: $?75
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 300
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 377224
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	30.58%	Starting borrower rate/APR:	31.58% / 33.98%	Starting monthly payment:	$129.96

Auction yield range:	14.04% - 30.58%	Estimated loss impact:	15.40%
Lender servicing fee:	1.00%	Estimated return:	15.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1995	Debt/Income ratio:	Not calculated
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 4	Length of status:	1y 9m
Credit score:	640-659 (Apr-2010)	Total credit lines:	27	Occupation:	Tradesman - Electri...
Now delinquent:	0	Revolving credit balance:	$10,722	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	jarvisbrent	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit cards
Purpose of loan:
This loan will be used to pay off my high rate credit cards and to lower my monthly payments.

My financial situation:
I am a good candidate for this loan because I am a Honest hard working Christian man who is trying to get back up on his feet during an economic slow down. I don't let any debts go unpaid and always pay them back in full. I am also a lender and have loaned to many people in hopes of helping them on their way to freedom. I hope you will do the same for me. God Bless

Monthly net income: $ 3000.00

Monthly expenses: $
??Housing: $ 1000
??Insurance: $ 120
??Car expenses: $ 200
??Utilities: $ 300
??Phone, cable, internet: $ 100
? Credit cards and other loans: $ 900

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416356
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$178.92

Auction yield range:	17.04% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2000	Debt/Income ratio:	19%
Basic (1-10):	2	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	7 / 13	Length of status:	4y 8m
Credit score:	620-639 (Apr-2010)	Total credit lines:	36	Occupation:	Other
Now delinquent:	10	Revolving credit balance:	$121,257	Stated income:	$50,000-$74,999
Amount delinquent:	$17,190	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	38
Screen name:	roadster199	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	16 ( 94% )	620-639 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	1 ( 6% )	620-639 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Paying off my last credit card
Purpose of loan:
This loan will be used to pay off the balance on my last credit card.

My financial situation:
I am a good candidate for this loan because I always pay on time and more than the minimum on my balances each month so I can get out of debt quicker.
I have a stable job with a software company and have been working in the same industry for a long time. I keep my expenses low and live within my means. Thank you for your consideration.

Monthly income: $ 4300.00
Monthly expenses:?
Housing: $ 1400.00
Insurance: $?100.00
Car expenses: $ 150.00
Utilities: $ 100.00
Phone, cable, internet: $ 200.00
Food, entertainment: $ 150.00
Clothing, household expenses $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443206
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,465.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$111.51

Auction yield range:	14.04% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1995	Debt/Income ratio:	6%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	5 / 5	Length of status:	3y 10m
Credit score:	620-639 (Apr-2010)	Total credit lines:	9	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$1,886	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	mjohns07	Borrower's state:	Illinois	Borrower's group:	PsychDoc's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	5 ( 100% )	620-639 (Latest)
Principal borrowed:	$2,130.00	< mo. late:	0 ( 0% )	720-739 (Mar-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	5
Description
Student Loan, Short-term
Purpose of loan:
This loan will be used to pay for tuition for a summer course toward my Master's degree in Computer Science at Loyola University. As long as I get a grade of B or better my employer will reimburse the tuition fees and I will quickly repay the loan in full. If a get a poor grade, then I will repay the loan over the full term.

My financial situation:
I have a stable job and a stable home. I've been working at the same company since September 2005--first as a temp and now as a permanent employee. I don't have a lot of debt. My wife helps me by doing our budget. I have good health care. I plan for my retirement expenses and health care expenses.

Monthly net income: $ 2550

Monthly expenses: $
??Housing: $ 470
??Insurance: $ 33
??Car expenses: $ 0
??Utilities: $ 55
??Phone, cable, internet: $ 300
??Food, entertainment: $ 600
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 300
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444480
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	4.04%	Starting borrower rate/APR:	5.04% / 7.09%	Starting monthly payment:	$299.89

Auction yield range:	4.04% - 4.04%	Estimated loss impact:	2.09%
Lender servicing fee:	1.00%	Estimated return:	1.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2001	Debt/Income ratio:	18%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 7	Length of status:	2y 11m
Credit score:	760-779 (Apr-2010)	Total credit lines:	30	Occupation:	Engineer - Mechanic...
Now delinquent:	0	Revolving credit balance:	$2,725	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	11%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	vailak	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards & car loan
Purpose of loan:
This loan will be used to pay off high interest credit card debt and part/full of my car loan

My financial situation:
I am a good candidate for this loan because? I have stable full time job with good company - Cummins Inc and paying all my monthly dues on time

Monthly net income: $ 3950 after all deductions
Yearly Bonus: $ 4000 after Tax for 2009

Monthly expenses: $
??Housing: $ 805
??Insurance: $?80
??Car expenses: $500?
??Utilities: $ 80
??Phone, cable, internet: $?100
??Food, entertainment: $ 300
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 500
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452108
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2002	Debt/Income ratio:	49%
Basic (1-10):	5	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	7 / 6	Length of status:	2y 1m
Credit score:	640-659 (Mar-2010)	Total credit lines:	18	Occupation:	Professional
Now delinquent:	1	Revolving credit balance:	$1,627	Stated income:	$1-$24,999
Amount delinquent:	$1,292	Bankcard utilization:	78%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	6
Screen name:	CSR2008	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Becoming a Paramedic
Purpose of loan:
This loan will be used to pay expense associated with obtaining a paramedic license.? My husband is currently and has been an EMT for the last three years.? For the last year his has been enrolled in a paramedice course with a 91% average.? Now it is time for him to take his written and skills testing to become certified.?This is where the money comes in each written test is $110 however since the testing site is located away from our town, he will have to drive and stay over night.? The skills test cost $175 and again this is in another state so he will have to drive and stay the night again.? I also have want to have a let extra money just incase he does not pass the test and has to take them again.? These test are not easy, however my husband is great at what he does and is passionate about becoming a paramedic.? If anyone can pass these test the first time I know it is him.
My financial situation:
I am a good candidate for this loan because? for the last 6 years I have paid every bill on time.? All of my bills are paid ahead of time.? My husband and I had credit problems when we were younger; however we have learned the errors of our ways and are striving to get a perfect credit score.? I have seen my credit score go from 490 6 years ago to( and I am proud to say) 650 range. There are still a few charge offs that were paid off and a couple medical collections that we are currently paying on?but we are waiting for the deliquency to finally fall of our credit report. I work as a Senior CSR for a personal loan company and have been the 2 years.? I am planning on staying with the company due in part to the great atmosphere of the people I work with and the rewards I get from helping people out with personal loans. My DTI seems a little high as the do not let me add my husbands income but, he currently works as an EMT making $2000 after taxes and has been employed with them for 3 years.? He also earns military guard pay of $387 after taxes each month.? He has served in the army for nine years and just re-uped another 6 years last July.? In addition to this he also works a part time job 3 days a month and always makes $660 a month after taxes.? He also goes to school to become a paramedic, which he will be through with in May.? So this will cause a increase of almost double of his income. As you can see we make plenty of money to pay this note.? My husband and I have worked very hard to build our credit back up and we are proud of ourselfs.? Even if you are not able to help us out this time, I understand.? Its hard to take a chance on what may look like a risk.? All I can do is say that I have struggled to build our credit and would never let anything mess it up again.? I have learned the hard way how easy it is to destory and how many years it takes to fix.? Thanks you for your time and please feel free to ask any questions you may have.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453130
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$904.31

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1995	Debt/Income ratio:	28%
Basic (1-10):	1	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	6 / 3	Length of status:	11y 9m
Credit score:	660-679 (Apr-2010)	Total credit lines:	32	Occupation:	Professional
Now delinquent:	1	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$770	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	5
Screen name:	sophisticated-loot	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Waited So Long for my Dream Wedding
Purpose of loan:
This loan will be used to pay for a nice wedding for me and my fianc? next year. I am engaged to a disabled Navy combat veteran who is back in school full-time to become a mechanic. I am a graphic designer who has had the same job for 11+ years and who has always dreamed of a fun wedding. But we're going to have to pay for it ourselves.

My financial situation:
I am a good candidate for this loan because I am a responsible, college-educated, hard working 33-year old who has never declared bankruptcy, and has done my best to pay my bills on time. My credit score is currently "fair" because I tried to let one loan become "past due" so they would settle the account. Stupid decision. I have never claimed to be a financial genius. Since then, my spending has decreased dramatically. My goal is to be debt-free by age 40, if not before. Right now, we will comfortably be able to make a loan payment that's between $500-$800 a month.

Monthly net income: $4800

Monthly expenses: $ 3287
??Housing: $ 1115
??Insurance: $ 72
??Car expenses: $ 320
??Utilities: $ 230 (condo fees)
??Phone, cable, internet: $ 200
??Food, entertainment: $ 600
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 600
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453166
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	13.50%	Starting borrower rate/APR:	14.50% / 16.66%	Starting monthly payment:	$172.10

Auction yield range:	11.04% - 13.50%	Estimated loss impact:	10.30%
Lender servicing fee:	1.00%	Estimated return:	3.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1987	Debt/Income ratio:	13%
Basic (1-10):	6	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	16 / 14	Length of status:	16y 2m
Credit score:	700-719 (Apr-2010)	Total credit lines:	46	Occupation:	Professional
Now delinquent:	3	Revolving credit balance:	$362,948	Stated income:	$100,000+
Amount delinquent:	$751	Bankcard utilization:	76%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	g-dbless	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
general business
Purpose of loan:
This loan will be used to? general business use

My financial situation:
I am a good candidate for this loan because?i have good credit and will?pay back the loan?

Monthly net income: $ 12k

Monthly expenses: $
??Housing: $ 3,000????????
??Insurance: $ 200
??Car expenses: $?300
??Utilities: $ 400
??Phone, cable, internet: $ 400
??Food, entertainment: $ 500
??Clothing, household expenses $ 100
??Credit cards and other loans: $?1000??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453286
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$336.94

Auction yield range:	4.04% - 12.00%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1991	Debt/Income ratio:	57%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	11 / 10	Length of status:	39y 9m
Credit score:	760-779 (Mar-2010)	Total credit lines:	29	Occupation:	Laborer
Now delinquent:	0	Revolving credit balance:	$34,946	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	28%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	transparency-palace6	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
purchasing land
Purpose of loan:
This loan will be used to purchase land.?

My financial situation:
I am a good candidate for this loan because I always pay my bills before the required due date. I have never missed a payment, and I have excellent credit.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453294
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2007	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	3 / 3	Length of status:	0y 8m
Credit score:	680-699 (Apr-2010)	Total credit lines:	5	Occupation:	Food Service
Now delinquent:	0	Revolving credit balance:	$4,726	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	19%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	enthralling-funds	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Want to start a Non-Profit Org.
Purpose of loan:
This loan will be used to? start a non-profit org. that me and my fellow riders would like to be able to start teaching new riders about safety and how to ride.

My financial situation:
I am a good candidate for this loan because? i would not be the only one helping to pay back the loan.

Monthly net income: $ 2000

Monthly expenses: $
??Housing: $ 0
??Insurance: $?80
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 62
??Food, entertainment: $ 20
??Clothing, household expenses $ 15
??Credit cards and other loans: $ 360
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453306
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$191.86

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1991	Debt/Income ratio:	7%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 4	Length of status:	4y 5m
Credit score:	720-739 (Apr-2010)	Total credit lines:	15	Occupation:	Construction
Now delinquent:	0	Revolving credit balance:	$1,530	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	34%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	green-successful-p2p	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453318
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	11.04% - 34.00%	Estimated loss impact:	10.87%
Lender servicing fee:	1.00%	Estimated return:	23.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	19 / 14	Length of status:	12y 6m
Credit score:	700-719 (Apr-2010)	Total credit lines:	26	Occupation:	Truck Driver
Now delinquent:	0	Revolving credit balance:	$29,476	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	79%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	tranquil-dollar6	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Good Credit Score
Purpose of loan:
I currently own two delivery routes at Fedex Ground.? I have a couple people doing the routes on a part time basis and I'll work 3-4 days a week.? This past winter I got my organic land care certification through NOFA and I currently have a few customers and equipment already.? I need more equipment and advertising money. I was in the landscaping buisness for about 20 years then pursude the year round?income through Fedex Ground where I've been currently working for 13 years.????

My financial situation:
I understand my credit cards limits are high at the moment because?I've been getting the organic lawn buisness going?though I never am late on a payment.? I gross aproximately?200,000 through Fedex alone and projecting to make 40-50 thousand this comming?year through the?landscaping buisness.? I own 2 delivery trucks, 1 that is paid a?2004 freightliner and 1 that will?be paid for in full in October and that is a 2006 frieghtliner.? Botht?are in good?shape.? ????

Monthly net income: $?
7000????????????
Monthly expenses: $?My wife pays all utilities and household expenses, food, car payment, insurance,?internet etc.

??Housing: $2660.00????

??Insurance: $?
??Car expenses: $Utilities: $
??Phone, cable, internet:???Food, entertainment: $?400??Clothing, household expenses $?200??Credit cards and other loans: $500
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453324
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	6.50%	Starting borrower rate/APR:	7.50% / 9.58%	Starting monthly payment:	$311.06

Auction yield range:	6.04% - 6.50%	Estimated loss impact:	5.09%
Lender servicing fee:	1.00%	Estimated return:	1.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2002	Debt/Income ratio:	21%
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	16 / 14	Length of status:	4y 8m
Credit score:	740-759 (Apr-2010)	Total credit lines:	21	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$17,158	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	29%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	income-seahorse8	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying for college
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453336
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	12 / 10	Length of status:	9y 2m
Credit score:	660-679 (Mar-2010)	Total credit lines:	19	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$15,950	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	84%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	afatcow69	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	660-679 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	640-659 (Mar-2008)
Principal balance:	$1,843.43	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Trying to keep my head above water
Purpose of loan:
This loan will be used to? help me pay my self-employment taxes.? It was a rough 2009, and I ended up shorter on money to pay taxes than I anticipated.?I had to recently purchase a refurbished laptop to replace the one I normally use for work. I telecommute from home, so if I don't have a computer, I lose money for the time I am not able to access my client's system. I bought a refurbished laptop, as it is the most economical option for me at this time.? I have also been helping my boyfriend, and his 2 sons, while he was unemployed/under employed?- providing them with food, clothes and school supplies.? I even moved into his home, from another home I was living in, so I could help him with paying rent.? I have been self-employed for over 9 years now, and this is year I am having trouble with my taxes.?

My financial situation:I am a good candidate for this loan because? I am good about making my payments on time.? I just paid off a medical loan, with Capital One.??I have a stable job and I recently moved into a home, where I am paying less rent than my other residences.?

Monthly net income: $ 8,000

Monthly expenses: $
??Housing: $ 650
??Insurance: $ 30
??Car expenses: $ 0
??Utilities: $ 300
??Phone, cable, internet: $ 150
??Food, entertainment: $ 500
??Clothing, household expenses $ 100????
??Credit cards and other loans: $ 1000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453342
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$293.25

Auction yield range:	17.04% - 18.00%	Estimated loss impact:	35.50%
Lender servicing fee:	1.00%	Estimated return:	-17.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1965	Debt/Income ratio:	8%
Basic (1-10):	1	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 5	Length of status:	1y 4m
Credit score:	640-659 (Apr-2010)	Total credit lines:	21	Occupation:	Executive
Now delinquent:	5	Revolving credit balance:	$10	Stated income:	$75,000-$99,999
Amount delinquent:	$17,077	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	15
Screen name:	green-direct-liberty	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Heating / AC Unit
Purpose of loan:
This loan will be used to be used to replace a broken A/C system

My financial situation:
I am a good candidate for this loan because I am reired military veteran of 22yrs and currently have a secure stable job.

Monthly net income: $ 6,900.00

Monthly expenses: $
??Housing: $ 2750.00
??Insurance: $ 210
??Car expenses: $ 325
??Utilities: $ 160
??Phone, cable, internet: $ 175
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 0
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453346
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.90%	Starting borrower rate/APR:	11.90% / 12.25%	Starting monthly payment:	$597.00

Auction yield range:	3.04% - 10.90%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1979	Debt/Income ratio:	14%
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 11	Length of status:	2y 2m
Credit score:	800-819 (Apr-2010)	Total credit lines:	15	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$2,055	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	1%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	funds-lesson	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Down Payment on Property
Purpose of loan:
This loan will be used to?for down payment on a home I will use as a rental property.? I will use any excess funds to pay off my current credit card debt as well.? I only want the responsibility of this one note, so I will be paying off current debt and paying down on the property?I have chosen.? This is a multipurpose loan.???

My financial situation:
I am a good candidate for this loan because? I have no current outstanding debts and very little use of credit.? I have no late pays and all my accounts are in good standing.?

Thank you for assisting me with this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453354
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$278.73

Auction yield range:	14.04% - 19.00%	Estimated loss impact:	14.84%
Lender servicing fee:	1.00%	Estimated return:	4.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2000	Debt/Income ratio:	24%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	10 / 9	Length of status:	3y 11m
Credit score:	660-679 (Apr-2010)	Total credit lines:	25	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$126,049	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	ideal-trade1	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off rate hiked credit cards
Purpose of loan:
Paying off credit card that has been hiked before recent law changes.?

My financial situation:
I have never missed a payment but I put my partner through law school and we have racked up debt which I am desperately trying to pay down quickly.

Monthly net income: $ 4900

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453358
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.04% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	15 / 15	Length of status:	1y 5m
Credit score:	680-699 (Apr-2010)	Total credit lines:	44	Occupation:	Investor
Now delinquent:	0	Revolving credit balance:	$7,782	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	47%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	2
Screen name:	SuperManDave	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	57 ( 100% )	680-699 (Latest)
Principal borrowed:	$9,000.00	< mo. late:	0 ( 0% )	720-739 (Feb-2010) 640-659 (May-2008) 640-659 (Apr-2008) 660-679 (Jul-2006)
Principal balance:	$1,900.31	1+ mo. late:	0 ( 0% )
Total payments billed:	57
Description
Working Capital Wanted
I had a very good year (6 figure salary), but I failed to withhold enough for taxes.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453372
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.44%	Starting monthly payment:	$54.28

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2000	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	3	Employment status:	Not employed
Enhanced (1-5):	3	Current / open credit lines:	9 / 8	Length of status:	0y 11m
Credit score:	700-719 (Apr-2010)	Total credit lines:	17	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$1,148
Amount delinquent:	$0	Bankcard utilization:	27%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	AllsportsfanG	Borrower's state:	California	Borrower's group:	FUTURE FINANCIAL FREEDOM 1
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	57 ( 100% )	700-719 (Latest)
Principal borrowed:	$9,300.00	< mo. late:	0 ( 0% )	600-619 (Nov-2007) 600-619 (Feb-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	57
Description
getting new tires
I am getting this loan to buy tires for my car,they are around $650.We have had 3 prosper loans and all 3 have been paid off.We are doing much better credit wise since the last time we borrowed.I am enrolled in poker dealing school and should be done and have a job in 5 weeks.I will have know problem paying only $56 a month on this loan.Thanks for looking!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453376
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	25.98%	Starting borrower rate/APR:	26.98% / 30.93%	Starting monthly payment:	$40.81

Auction yield range:	8.04% - 25.98%	Estimated loss impact:	7.12%
Lender servicing fee:	1.00%	Estimated return:	18.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1989	Debt/Income ratio:	15%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	7 / 6	Length of status:	7y 7m
Credit score:	640-659 (Apr-2010)	Total credit lines:	18	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$2,836	Stated income:	$50,000-$74,999
Amount delinquent:	$206	Bankcard utilization:	29%
Public records last 12m / 10y:	1/ 1	Homeownership:	Yes
Delinquencies in last 7y:	6
Screen name:	fort611	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off tuition balance
Purpose of loan:?Pay off the balance of my school tuition?

My financial situation:
I have a full time job, have come into financial difficulty and have always paid rather than claim bankrupt and forfeit on my loans. I believe in paying people back.

Monthly net income: $ 2,200

Monthly expenses: $
??Housing: $ 1,000
??Insurance: $
??Car expenses: $ 50.00
??Utilities: $?170.00
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453378
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,700.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$69.75

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1996	Debt/Income ratio:	28%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	13 / 7	Length of status:	1y 6m
Credit score:	680-699 (Mar-2010)	Total credit lines:	29	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$77,648	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	100%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	youthful-reward0	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off 3 high interest cards
Purpose of loan:
This loan will be used to? pay off?three high interest credit cards

My financial situation:
I am a good candidate for this loan because? I have always paid my bills, I have a good job working for a military contractor. I have a high security clearance and would not damage that by defaulting on a loan. I just need a little help getting back to good.

Monthly net income: $

Monthly expenses: $
??Housing: $ 700.
??Insurance: $?60.
??Car expenses: $
??Utilities: $ 50.
??Phone, cable, internet: $ 55.
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453384
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1997	Debt/Income ratio:	426%
Basic (1-10):	1	Inquiries last 6m:	1	Employment status:	Retired
Enhanced (1-5):	2	Current / open credit lines:	8 / 5	Length of status:	8y 8m
Credit score:	700-719 (Apr-2010)	Total credit lines:	22	Stated income:	$1-$24,999
Now delinquent:	1	Revolving credit balance:	$2,444
Amount delinquent:	$1,309	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	5
Screen name:	laudable-capital1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off truck and Moms funeral
Purpose of loan:
This loan will be used to?i will use?money to pay off my truck and my Mothers funeral..?????

My financial situation:
I am a good candidate for this loan because? i have a steady income and will pay it on time and possibly pay it off early.

Monthly net income: $2704.29????

Monthly expenses: $
??Housing: $ 400.00
??Insurance: $ 55.00
??Car expenses: $ 413.99
??Utilities: $ 100.00
??Phone, cable, internet: $70.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 75.00
??Other expenses: $ 235.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453390
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$185.82

Auction yield range:	11.04% - 19.00%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	7 / 6	Length of status:	0y 11m
Credit score:	720-739 (Apr-2010)	Total credit lines:	16	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$586	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	11%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	Hugodwarf	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	14 ( 78% )	720-739 (Latest)
Principal borrowed:	$25,000.00	< mo. late:	2 ( 11% )	720-739 (Mar-2008) 580-599 (Sep-2006)
Principal balance:	$0.00	1+ mo. late:	2 ( 11% )
Total payments billed:	18
Description
Travel to World Cup in South Afrika
Purpose of loan:
I need some additional cash to temporarily support my World Cup addiction. You can see additional information about my endeavors to get there as well as more information about me at http://soccerpatriot.com.?

My financial situation:
I am a good candidate for this loan because even though it was a rough year going back to work for myself that I have slowly started building my own client base and have sufficient income going forward to support this loan.? Additionally, I was able to pay off the $25,000 loan I previously had from Prosper.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453400
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$108.52

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2000	Debt/Income ratio:	29%
Basic (1-10):	5	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	18 / 14	Length of status:	1y 8m
Credit score:	640-659 (Apr-2010)	Total credit lines:	31	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$9,722	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	53%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	professional-hope2	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards!!!!!!!!!
Purpose of loan:
This loan will be used to? pay off my credit cards this year!!!! I had a low paying job for 2 years where I acquired all this debt, I now have a job making $12,500 more a year and am trying to play catch up from that bad mistake.

My financial situation:
I am a good candidate for this loan because? I am a teacher and always make goals I intend on achieving. My goal this year is to pay off my credit cards!!! I am able to make my credit card payments now, but with lower interest rates it would be much easier.

Monthly net income: $ 2,000 until August then $2,500

Monthly expenses: $
??Housing: $ 325.00
??Insurance: $ 100.00 ????
??Car expenses: $ 280.00 (vehicle is currently for sale) put more money towards credit cards
??Utilities: $ 135.00
??Phone, cable, internet: $ 60.00 (no cable/internet-trying to save money to put towards credit cards!)
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 400.00 credit cards $235 student loans
??Other expenses: $ 100 fuel
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453406
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$145.20

Auction yield range:	8.04% - 9.00%	Estimated loss impact:	8.18%
Lender servicing fee:	1.00%	Estimated return:	0.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1987	Debt/Income ratio:	13%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Part-time employee
Enhanced (1-5):	5	Current / open credit lines:	3 / 3	Length of status:	2y 10m
Credit score:	720-739 (Apr-2010)	Total credit lines:	12	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$3,131	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	50%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	3
Screen name:	reliable-money1	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to? pay off credit cards and medical bills that accrued while I was in school.????

My financial situation:
I am a good candidate for this loan because? I have managed to?support myself and raise my?three?daughters while earning two degrees in journalism. Although Oregon has one of the worst unemployment rates in the nation, I landed a?stable job soon after I received my MA last summer. High interest rates make it very difficult to get past these debts, no matter how frugal I am!?I am hoping for relief so I can eventually purchase a home.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453408
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	1	Inquiries last 6m:	11	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	15 / 11	Length of status:	3y 8m
Credit score:	660-679 (Apr-2010)	Total credit lines:	42	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$6,576	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	84%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	2
Screen name:	camaraderi-baron	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to? pay off some credit cards

My financial situation:
I am a good candidate for this loan because?I am a Licensed Court Interpreter and I am confident that I will star having more job calls in the near future. I am also a very hard working, responsible person. I?know I can re pay it and?I will.?
i
Monthly net income: $?3,200 per month

Monthly expenses: $
??Housing: $?998
??Insurance: $ 250
??Car expenses: $400
??Utilities: $ 150
??Phone, cable, internet: $ 30
Food, entertainment: $ 300
Clothing, household expenses $
??Credit cards and other loans: $700
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453412
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.48%	Starting borrower rate/APR:	9.48% / 9.82%	Starting monthly payment:	$304.22

Auction yield range:	3.04% - 8.48%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1994	Debt/Income ratio:	6%
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	15 / 13	Length of status:	6y 0m
Credit score:	820-839 (Apr-2010)	Total credit lines:	60	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$45,999	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	14%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	cash-bell	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Real estate improvements
Purpose of loan:
This loan will be used to fund improvements to my condo.

My financial situation:
I am a good candidate for this loan because I have perfect credit and great character.? I have never once missed a payment on anything, and I have never bounced a check.? I have a high level of income from my job.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453414
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.52%	Starting monthly payment:	$57.29

Auction yield range:	17.04% - 21.00%	Estimated loss impact:	19.19%
Lender servicing fee:	1.00%	Estimated return:	1.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1983	Debt/Income ratio:	9%
Basic (1-10):	3	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	11 / 8	Length of status:	27y 6m
Credit score:	700-719 (Apr-2010)	Total credit lines:	52	Occupation:	Police Officer/Corr...
Now delinquent:	2	Revolving credit balance:	$20,462	Stated income:	$100,000+
Amount delinquent:	$2,722	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	newest-orbital-wealth	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Down
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453418
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$191.86

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1994	Debt/Income ratio:	12%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 4	Length of status:	1y 11m
Credit score:	780-799 (Apr-2010)	Total credit lines:	15	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$69	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	important-loyalty	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a used motorcycle
Purpose of loan:
This loan will be used to purchase a used 06-08 Triumph Daytona 675 motorcycle.??I currently have a motorcycle that is paid for that I use for commuting back and forth to work as well as riding for leisure. I wish to sell the bike I currently own and purchase the afore mentioned bike.

My financial situation:
I am a good candidate for this loan because I have very good credit and have the expendable income to be able to afford monthly payments. I earn $40,000/year. The monthly payments on my mortgage are 427.00 a month. My car payment is 200.00 a month on which I am currently making double payments which i'll have?paid off at the end of this year. My monthly bills and living expenses add up to about 1,800/month. I have about $4,000 in my checking and savings accounts which provides me with a good cushion if an emergency pops up.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453426
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$164.12

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1991	Debt/Income ratio:	33%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	13 / 12	Length of status:	5y 1m
Credit score:	700-719 (Apr-2010)	Total credit lines:	23	Occupation:	Analyst
Now delinquent:	1	Revolving credit balance:	$52,632	Stated income:	$75,000-$99,999
Amount delinquent:	$6,154	Bankcard utilization:	73%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	3
Screen name:	authoritative-note7	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Mortgage Repay
Purpose of loan:
This loan will be used to?
catch up with mortgage payments that occured during an attempted short sale.? The short sale was declined and I have decided to stay in my condo.? I am short some of what I owe because I ended up having to pay income tax and other unanticipated expenses.?? I can come up with half of what I owe and need assistance for the rest.? I can probably repay the loan in 15 months.? The short sale was due to concerns for my personal safety in the neighborhood.? Because of police assistance, I am comfortable remaining where I am.? I want to avoid foreclosure and this money will allow me to ensure that I can.? The bank will make a repayment agreement but with a 6-month maximum term that I cannot afford.
My financial situation:
I am a good candidate for this loan because?
I have always paid all my bills on time.? This is an anomoly for me and I need help that the bank is unwilling to provide.? Even with the current issue, my credit score is 695.? I can adjust my taxes due to the excess mortgage interest that will be paid this year and that will be applied to the repayment
Monthly net income: $ 4, 381
Monthly expenses: $ 4,140
??Housing: $ 1,378
??Insurance: $ 100
??Car expenses: $?345
??Utilities: $ 50????
??Phone, cable, internet: $ 150
??Food, entertainment: $ 400
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 1,700
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453432
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	28.00%	Starting borrower rate/APR:	29.00% / 31.36%	Starting monthly payment:	$314.29

Auction yield range:	17.04% - 28.00%	Estimated loss impact:	26.63%
Lender servicing fee:	1.00%	Estimated return:	1.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2005	Debt/Income ratio:	65%
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	6 / 4	Length of status:	2y 7m
Credit score:	620-639 (Apr-2010)	Total credit lines:	6	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$1,011	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	mikemichael	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	620-639 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	640-659 (Apr-2008)
Principal balance:	$2,061.72	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
please help - medical, cc, family
Purpose of loan:
This loan will be used to pay off my medical bills, credit card debt, family needs and previous prosper loan.
My financial situation:
I am a good candidate for this loan because I always pay my bills on time and have NEVER been late with a payment. I only have 13 more payments on previous prosper loan... I will pay that off 1st day. I have a steady job with good chance for advancement.

Monthly net income: $1,400

Monthly expenses: $
??Housing: $0 Family's rental
??Insurance: $119.00
??Car expenses: $228
??Utilities: $ 50
??Phone, cable, internet: $145
??Food, entertainment: $70
??Clothing, household expenses $
??Credit cards and other loans: $ 300
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453436
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1988	Debt/Income ratio:	17%
Basic (1-10):	1	Inquiries last 6m:	13	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	3 / 3	Length of status:	0y 3m
Credit score:	640-659 (Apr-2010)	Total credit lines:	10	Occupation:	Executive
Now delinquent:	2	Revolving credit balance:	$51	Stated income:	$25,000-$49,999
Amount delinquent:	$570	Bankcard utilization:	20%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	8
Screen name:	investment-commando	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
One more semester to go...
Purpose of loan:
This loan will be used to cover my expenses for 4 months while I finished up school.

My financial situation:
I am a good candidate for this loan because I have a good job already and my income will increase when I obtain my degree.

Monthly net income: $ 2200

Monthly expenses: $
??Housing: $ 800
??Insurance: $ 180
??Car expenses: $ 245
??Utilities: $ 200
??Phone, cable, internet: $ 140
??Food, entertainment: $ 150
??Clothing, household expenses $
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453438
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$198.80

Auction yield range:	17.04% - 24.00%	Estimated loss impact:	20.38%
Lender servicing fee:	1.00%	Estimated return:	3.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1997	Debt/Income ratio:	33%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	3 / 3	Length of status:	5y 3m
Credit score:	600-619 (Mar-2010)	Total credit lines:	28	Occupation:	Skilled Labor
Now delinquent:	1	Revolving credit balance:	$4,032	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	100%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	20
Screen name:	rudi1313	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 100% )	600-619 (Latest)
Principal borrowed:	$4,300.00	< mo. late:	0 ( 0% )	620-639 (Mar-2008)
Principal balance:	$1,532.27	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
car
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453442
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.32%	Starting borrower rate/APR:	32.32% / 34.73%	Starting monthly payment:	$437.32

Auction yield range:	11.04% - 31.32%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1991	Debt/Income ratio:	68%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	10 / 10	Length of status:	9y 8m
Credit score:	680-699 (Mar-2010)	Total credit lines:	23	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$49,249	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	78%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	red-enticing-basis	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
consolidating debt/ pay off credit
Purpose of loan:
This loan will be used to consolidate debt and help to pay off some credit card bills.? I will use the money to pay-off my truck.? This will free up a good bit of money for me each month.? I will use the money i was paying for my truck to pay the payment on this loan.? I will have some extra left over.? I will take the balance of this loan and pay off some high interest credit card bills.
My financial situation:
I am a good candidate for this loan because i have never missed a payment on any loan i have ever had.? I will not miss a payment on this loan.? I do have some additional money that will be coming in?the first of?June.? This bonus will be at least $10000 to $15000.? I believe strongly in repaying money that i owe to other people.? I have been with my current employer for almost 10 yrs now.? I am also being considered for a promotion in the next few weeks which will greatly improve my financial position.
Monthly net income: $ Right now, my monthly net income is $2080.00

Monthly expenses: $
??Housing: $ 300.00
??Insurance: $ 95.00
??Car expenses: $ 597.38
??Utilities: $ 75.00
??Phone, cable, internet: $ 176
??Food, entertainment: $ less than 150.00
??Clothing, household expenses $ less than 100.00
??Credit cards and other loans: $ 1158.00
??Other expenses: $ none
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453460
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	14.04% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2003	Debt/Income ratio:	Not calculated
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Not employed
Enhanced (1-5):	2	Current / open credit lines:	0 / 0	Length of status:	0y 11m
Credit score:	660-679 (Apr-2010)	Total credit lines:	27	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$0
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	peace-assembler	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for college
Purpose of loan:
This loan will be used to help me?reduce expenses at my university.?

My financial situation:
I am a good candidate for this loan because I always try to pay my bills on time at above the minimum rate, and I don't want to be?in way over?debt by using a credit card to delay the due date for new costs.??

Monthly net income: $400

Monthly expenses: $200
??Housing: $0
??Insurance: $0
??Car expenses: $75
??Utilities: $0
??Phone, cable, internet: $45
??Food, entertainment: $20?
??Clothing, household expenses $15
??Credit cards and other loans: $0
??Other expenses: $45
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453466
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.04% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1995	Debt/Income ratio:	10%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	12 / 9	Length of status:	6y 3m
Credit score:	660-679 (Apr-2010)	Total credit lines:	30	Occupation:	Other
Now delinquent:	3	Revolving credit balance:	$19,533	Stated income:	$75,000-$99,999
Amount delinquent:	$754	Bankcard utilization:	91%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	11
Screen name:	helpful-return0	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Legal Fees
Purpose of loan:
This loan will be used to fight for?custody of my children who are being abused by the mother.? I need a retainer fee in order to have a lawyer to prove the abuse.? The lawyer will be asking for legal fees from the mother but I have to have the fees paid up front by me first.?

My financial situation:
I am a good candidate for this loan because I hold a Top Secret clearance and will be paying my bills on time to maintain my clearance and job which I use to support my family.?

Monthly net income: $
1391.00 every 2 weeks plus my wife brings home a great amount more than I do.
Monthly expenses: $
??Housing: $ 1426
??Insurance: $ 214 for both of our vehicles
??Car expenses: $ 200
??Utilities: $ 300
??Phone, cable, internet: $ 115
??Food, entertainment: $ 350
??Clothing, household expenses $ 25
??Credit cards and other loans: $ 250
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453472
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.04% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1999	Debt/Income ratio:	44%
Basic (1-10):	5	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	11 / 10	Length of status:	3y 5m
Credit score:	680-699 (Mar-2010)	Total credit lines:	18	Occupation:	Attorney
Now delinquent:	0	Revolving credit balance:	$11,328	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	66%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	bfidalgo	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wiping out the cards to buy a home
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I am looking to knock out my credit card debt at a more realistic pace than the credit card companies would have it, so I can look ahead to buying a home in the next few years. I'm a non-profit lawyer: steady job, steady salary, 3 years experience, in demand despite the bad economy. Since I have student loan debt from law school, you can be assured I'll never be filing for bankruptcy since it won't do me any good! In short, I pay my debts. Please help me pay them more sensibly, and a little faster!

Monthly net income: $ 4,000

Monthly expenses: $
??Housing: $ 75
??Insurance: $
??Car expenses: $ 210
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 400
??Other expenses: $1200 (student loans)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453484
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$223.84

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1987	Debt/Income ratio:	8%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 5	Length of status:	3y 2m
Credit score:	780-799 (Apr-2010)	Total credit lines:	34	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$2,029	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	19%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	13
Screen name:	bold-friendly-credit	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
WAIT book promotion
Purpose of loan:
This loan will be used to fund the final stage of book marketing for my forthcoming book.? It includes initial print runs, marketing and promotion needs. Also, provides for the set up of the website and positioning for the Amazon promotion strategy. I have been able to secure endorsements for the book from well known endorsers.

My financial situation:
I am a good candidate for this loan because I have carefully calculated the cost to bring this project to market.? I'm also working with a bestselling author and expert in Amazon bestseller book launches to ensure that the major considerations for taking the book to market are addressed up front to avoid as many challenges as possible.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453490
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$542.59

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	25.94%
Lender servicing fee:	1.00%	Estimated return:	-8.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2001	Debt/Income ratio:	80%
Basic (1-10):	2	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	11 / 9	Length of status:	7y 9m
Credit score:	660-679 (Apr-2010)	Total credit lines:	26	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$11,516	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	85%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	credit-keeper8	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to Payoff all credit cards and be debt free in 3 years.

My financial situation:
I am a good candidate for this loan because me and my spouse have steady jobs to pay back this loan. We want to be able to be debt free from credit cards. From now on if we can't pay cash for it we don't need it. We hope we can be debt free in 3 years.

Monthly net income: $ 3500

Monthly expenses: $
??Housing: $ 790
??Insurance: $ 200
??Car expenses: $ 800
??Utilities: $?300
??Phone, cable, internet: $?200
??Food, entertainment: $ 250
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 595?
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453496
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1997	Debt/Income ratio:	7%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	5 / 4	Length of status:	0y 8m
Credit score:	660-679 (Apr-2010)	Total credit lines:	18	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$11,797	Stated income:	$25,000-$49,999
Amount delinquent:	$15,245	Bankcard utilization:	81%
Public records last 12m / 10y:	1/ 1	Homeownership:	Yes
Delinquencies in last 7y:	26
Screen name:	nckid	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	34 ( 100% )	660-679 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	520-539 (Feb-2008) 640-659 (May-2007)
Principal balance:	$140.12	1+ mo. late:	0 ( 0% )
Total payments billed:	34
Description
Paying taxes
Purpose of loan:
This loan will be used to? pay off the balance on my federal and state taxes from 2008.

My financial situation:
I am a good candidate for this loan because? I am a proven Prosper customer. My first loan has never been late and will be paid off in May 2010. I have a good job and will be receiving a raise effective with my next paycheck. I also began receiving commission beginning April 1 and will receive the first check the beginning of May. I am only borrowing the amount needed for the purpose specified.
My credit score took a hit when I was unemployed from April 2008 until April 2009. One credit card went into collection but it has since been paid. This is the item that shows up as a public record on my credit report. On the mortgage, I was able to pay partial payments when I was unemployed but these payments show as delinquent on the credit report. I have been making the full payment due for the last several months and the mortgage company is finalizing a modification plan based on my new income. Once this is done the mortgage will be considered current again.

Monthly net income: $ 1,599? (I will be receiving a raise beginning with my next pay on April 23)

Monthly expenses:

??Housing: $ 709 (the PMI will drop off once the modification is finalized which will lower the amount by $41)
??Insurance: $ Taken out of pay before the net amount shown.
??Car expenses: $ 147 gas & insurance
??Utilities: $ 87
??Phone, cable, internet: $ 90
??Food, entertainment: $ 120
??Clothing, household expenses $
??Credit cards and other loans: $ 353 (Current Prosper payment of $71 will drop off after May; Capital One is $15 and the balance is $350 and will be paid off by the end of the year)
??Other expenses:
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453502
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.38%	Starting borrower rate/APR:	29.38% / 31.75%	Starting monthly payment:	$442.18

Auction yield range:	11.04% - 28.38%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.67%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1994	Debt/Income ratio:	13%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	11 / 7	Length of status:	7y 1m
Credit score:	740-759 (Apr-2010)	Total credit lines:	31	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$18,696	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	79%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	relaxation619	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Hello, I am looking to consolidate my debt so I can pay it off quicker and get away from these crazy rates that credit cards are now charging. I am a great candidate for this loan because I pay all of my bills. I have a great job in the IT field, have substantially increased my income for the last 10 years, and expect that increase to continue. My current annual income is 124K.?My payment will be automatically withdrawn from my bank account each month.?Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453504
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$159.88

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1999	Debt/Income ratio:	46%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	14 / 13	Length of status:	8y 0m
Credit score:	700-719 (Mar-2010)	Total credit lines:	27	Occupation:	Architect
Now delinquent:	0	Revolving credit balance:	$26,770	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	86%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	abraxas1	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	19 ( 100% )	700-719 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	700-719 (Feb-2010) 680-699 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Paying the tax man
Purpose of loan: Owe taxes for the first time this year due to inadequate withholding. Owe state taxes of $2000, plus would like to pay off other miscellaneous bills and consolidate high interest credit cards. usually it would not be an issue, but just recently paid off my prosper and lending club loans, with my liquid funds.
My financial situation: I am a good candidate for this loan because I have been employed in a stable job with a good salary for years now. We have money saved for emergencies and I also contribute to a 401K loan which is available if necessary but i would rather not touch these funds right now .
Monthly net income: $ 7200
Monthly expenses: Housing: $ 2575, Car Insurance: $ 250 Car loans (2): $ 700, Utilities: $ 380 Home phone, cable, internet and wireless family plan: $230 Groceries: $300 Credit cards and other loans: $ 1507, Gasoline $400, Insurance $238
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453508
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 12.32%	Starting monthly payment:	$38.37

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1980	Debt/Income ratio:	28%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	17 / 16	Length of status:	10y 8m
Credit score:	700-719 (Apr-2010)	Total credit lines:	45	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$34,360	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	62%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	contract-lyrics6	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Making adjustments in life
Purpose of loan:
This loan will be used to?pay unexpected?expenses with change in my tax status.?????

My financial situation:
I am a good candidate for this loan because? I pay all of my monthly bills timely and desire to make my financial status stronger in the near future.

Monthly net income: $4,800.00????????

Monthly expenses: $
??Housing: $ 1186.31?????
??Insurance: $ 280
??Car expenses: $?0
??Utilities: $ 250
??Phone, cable, internet: $ 230
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453510
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.00%	Starting borrower rate/APR:	11.00% / 13.12%	Starting monthly payment:	$98.22

Auction yield range:	4.04% - 10.00%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	13 / 10	Length of status:	10y 7m
Credit score:	700-719 (Apr-2010)	Total credit lines:	43	Occupation:	Architect
Now delinquent:	0	Revolving credit balance:	$43,423	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	68%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Coco_Chanel	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Sever ties to Chase
Purpose of loan:
This loan will be used to pay?down my highest rate credit card.

My financial situation:
Second try: I am an excellent?prospect for this loan because I have a lifelong (35 year) history of making all loan payments on time, including student loans, auto loans, mortgages, and credit cards. I am extraordinarily careful about organizing my finances, keeping close watch on debt levels and due dates. I have?ample retirement savings, which I have not yet used to pay down debt, but will?use if and when necessary. My high credit card debt stems from funding a brokerage margin account during the?financial meltdown?of 2009. I am making excellent progress towards paying down all debt within 3 years.?I keep?personal expenses?very low -- I paid off my MiniCooper loan, and am 8.5 years through a 15 year condo mortgage. My husband buys most of the food and everyday expenses. I have $40,000.00 in non-retirements?equities, and I can sell these as needed to pay down debt. I have a masters degree and am highly responsible.

Monthly net income: $ 3500.00+ or - (varies)

Monthly expenses: $
??Housing: $ 575
??Insurance: $ 312
??Car expenses: $ 0
??Utilities: $?22
??Phone, cable, internet: $ 75
??Food, entertainment: $?100
??Clothing, household expenses $ 90
??Credit cards and other loans: $ 2500
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453526
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$294.03

Auction yield range:	14.04% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1995	Debt/Income ratio:	26%
Basic (1-10):	6	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	16 / 12	Length of status:	2y 0m
Credit score:	680-699 (Apr-2010)	Total credit lines:	27	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$13,948	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	73%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Bobby8888	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	680-699 (Latest)
Principal borrowed:	$2,550.00	< mo. late:	0 ( 0% )	700-719 (Aug-2009) 620-639 (Jul-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Family Emergency, please help!
Purpose of loan:
This loan will be used to? help my family to get through the current financial hardship.. Any help would be greatly appreciate.? Thank you.

My financial situation:
I am a good candidate for this loan because?I have had no lates, collections, or other negative marks on my credit. I have no outstanding collections and everything on my credit report is current.

Monthly net income: $ 6000

Monthly expenses: $ 3200
? Housing: $1500
? Insurance: $200
? Car expenses: $100
? Utilities: $100
? Phone, cable, internet: $0 - I work for a telecom company
? Food, entertainment: $500
? Clothing, household expenses $300
? Credit cards and other loans: $500
? Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453532
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.03%	Starting borrower rate/APR:	14.03% / 16.19%	Starting monthly payment:	$239.35

Auction yield range:	6.04% - 13.03%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2002	Debt/Income ratio:	72%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	13 / 12	Length of status:	8y 5m
Credit score:	720-739 (Apr-2010)	Total credit lines:	14	Occupation:	Food Service
Now delinquent:	0	Revolving credit balance:	$7,290	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	21%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	sympathetic-silver9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay all my credit cards
Purpose of loan:
This loan will be used to? pay all my credit card

My financial situation:
I am a good candidate for this loan because? the credit cards?charge to much, they have to much fees, and I want to cancel all my credit cards and i need your help, thank you for your help.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453534
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	15.50%	Starting borrower rate/APR:	16.50% / 18.69%	Starting monthly payment:	$70.81

Auction yield range:	8.04% - 15.50%	Estimated loss impact:	6.85%
Lender servicing fee:	1.00%	Estimated return:	8.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2002	Debt/Income ratio:	18%
Basic (1-10):	10	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 5	Length of status:	1y 1m
Credit score:	680-699 (Mar-2010)	Total credit lines:	24	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$10,630	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	49%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	RFO	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 3	On-time:	24 ( 100% )	680-699 (Latest)
Principal borrowed:	$13,500.00	< mo. late:	0 ( 0% )	680-699 (Aug-2008) 700-719 (Oct-2007) 740-759 (Sep-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Paying off a credit card
Hi,

I'm planning to use this loan to pay against one of my credit cards, so I can bring it down to a zero balance faster.

As far as my financial info:
My salary is $70,000/year. My monthly budget is as follows: $1150 for rent, including utilities. $100 for my cell phone, $120 for gas, $80 for car insurance (on average; paid every six months), $450 for food & everything else.
Generally I come in under budget.
I just made some payments, so I'm down to owing $6,000 at 10.24% APR and $4,000 at 11.24% APR on credit cards. I also have a third card with a zero balance.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453536
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.38%	Starting borrower rate/APR:	10.38% / 12.49%	Starting monthly payment:	$324.46

Auction yield range:	4.04% - 9.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1990	Debt/Income ratio:	23%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	16 / 16	Length of status:	1y 10m
Credit score:	760-779 (Apr-2010)	Total credit lines:	31	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$41,555	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	68%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	sparkling-point160	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off High-Interest Credit Cards
Purpose of loan:
I unfortunately lost my job in 2007 and could not find a new one for over a year. Finally, in 2008, I found a new job and was able to start working again. However, being unemployed without any income for about 8 months (unemployment only lasted 6 months back then). I lived off my credit cards and exhausted my savings. I was paying off one card to pay another bill and living on rice and beans for several months. I never expected to not be able to find another position for so long as a therapist working with children, it was?a devastating and demoralizing experience.??Next thing I knew, my once very high credit score plumeted down and all my credit cards?sored to?30 % interest rate. Suddenly, I was real personal financial crisis. Since, I found my new job, some of debt has been payed down, (about half)but even with two jobs, I am barely making it each month.?Some of my banks were willing to work with me and brought my?interest rates down to 19%, but that is still a very high rate. I am hoping to bring down my monthly payments and interest rate to one affordable monthly payment.
My financial situation:
I am a good candidate for this loan because even when I was unemployed I managed to pay my min. rate each month, plus I got a second part time job to get my cards paid off even quicker. I am a hard worker and am just looking for a lower rate to consolidate this debt into something more manageable than $950.00 per month in min. payments. I just can't afford the high rates on the several cards-it's drowning me in debt. I paid off a lot of my outstanding debt over the last 2 years and believe me it was struggle. I work hard, prior to my unemployment I had an outstanding credit rating and have always been able to pay off any credit card debt in the past. I had to use my credit cards to help pay bills while unemployed and I didn't expect to ever be paying a 29% interest rate on any of them. Some have lowered to 19% over the past year, but that is still very high. I would really appreciate any help, since in the traditionally methods, my debt to income has become to high for a loan, yet, I can't seem to ever catch up. I just would like a little help to get me back on the right track again and earn the right to a second chance towards financial freedom!
Thanks in advance.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453538
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,800.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$196.94

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1998	Debt/Income ratio:	37%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 6	Length of status:	4y 4m
Credit score:	680-699 (Apr-2010)	Total credit lines:	28	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$9,223	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	91%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	sturdy-investment9	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit card & Auto Repairs
Purpose of loan:
There are a couple of reasons why I am requesting this loan. First, I want to pay off one of my high interest credit cards and close the account. I also need some repairs done on one of my vehicles. The third reason is my wife's sister is getting married and she will be the maid of honor. We?live in N.C. and?she lives in P.A. The money left over would be used for the 2-3 trips my family will have to make between N.C. and P.A. for this wedding. ?

My financial situation:
I am a good candidate for this loan because I pay all my bills on time every month. Even though my credit score is not perfect, I have never filed for bankrupcy or had any debts go into collections. My wife and I both have solid jobs and are not in danger of being unemployed. I do have a large amount of school loan debt, but I am currently pursuing my Master's degree and had to apply for federal loans, which are currently deferred due to my current enrollment as a part-time student.

Monthly net income: $ 35,337 myself. This does not include my wife's income.

Monthly expenses: $
??Housing: $ 550/month rent
??Insurance: $ 250/month BCBS
??Car expenses: $?92/month car?insurance
??Utilities: $ included in rent
??Phone, cable, internet: $ 130/month
??Food, entertainment: $ 75/week - approximate grocery bill
??Clothing, household expenses $
??Credit cards and other loans: $ 400/month - approximate
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453544
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$904.31

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1997	Debt/Income ratio:	18%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 6	Length of status:	1y 9m
Credit score:	760-779 (Apr-2010)	Total credit lines:	26	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$283	Stated income:	$75,000-$99,999
Amount delinquent:	$16,983	Bankcard utilization:	3%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	25
Screen name:	green-active-repayment	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Investment Opportunity
Purpose of loan:
This loan will be used as investment capital into a venture that I am launching.?? I will be buying out 3-5 year ownership of Solar Renewable Energy Credits (SRECs) in certain Northeast states from newly constructed solar systems.? I will capitalize on my investment over the 3-5 years by selling SRECs on an annual basis and earning a 20-30% Internal Rate of Return.? This is a basic summary and if you need more information, please contact me.? I am interested in establishing a long term relationship with an investor as I plan to grow this venture into a hedge fund once the first few pilot transactions have taken place

My financial situation:
I am a good candidate for this loan because, first & foremost, I have the ability to repay this from my current employment at MQS Capital, a global macro hedge fund.? Additionally, I have put forth $20,000 of my own cash behind this and will be raising more capital from friends & family in the near future.? Finally, I have significant experience in the solar industry, starting with my work at a leading New Jersey solar installer where one of my primary functions was growing & managing SREC inventory.? I have established strong relationships which will allow me to properly execute this venture.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453552
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.04% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2000	Debt/Income ratio:	33%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	6 / 5	Length of status:	9y 10m
Credit score:	660-679 (Apr-2010)	Total credit lines:	14	Occupation:	Truck Driver
Now delinquent:	1	Revolving credit balance:	$20,525	Stated income:	$50,000-$74,999
Amount delinquent:	$1,569	Bankcard utilization:	71%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	magical-affluence7	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off cars and other bills
Purpose of loan:
This loan will be used to? pay off some bills and build my savings while my wife is on maternity leave

My financial situation:
I am a good candidate for this loan because? I have steady pay and my wife just graduated nursing school and has a substanial pay increase

Monthly net income: $ 3000 by myself

Monthly expenses: $?
??Housing: $ 800
??Insurance: $ 150
??Car expenses: $ 200
??Utilities: $ 200
??Phone, cable, internet: $ 225
??Food, entertainment: $ 350
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 900
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453554
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1994	Debt/Income ratio:	11%
Basic (1-10):	5	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	2 / 2	Length of status:	5y 10m
Credit score:	640-659 (Mar-2010)	Total credit lines:	25	Occupation:	Analyst
Now delinquent:	2	Revolving credit balance:	$457	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	60%
Public records last 12m / 10y:	0/ 3	Homeownership:	No
Delinquencies in last 7y:	17
Screen name:	serene-power2	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help pay for school
Purpose of loan:
This loan will be used to help pay for grad school

My financial situation:
I feel I am a good canidate for this due to my low outstanding debt only two open payment ever. My car loan and my credit card which only has $465 dollars on it and I usually pay it off every month. I am in the process of rebuilding my credit from falling on tough times a couple of years ago. My credit score is now over 640 all of my bills are paid on time. Have the ability to pay this off in 3 months. If you have any questions let me know. All of my payments are current and I work as a software consultant and have been with the same company for the last 4 years.

Monthly net income: $3000

Monthly expenses: $
??Housing: $0.00/paid off
??Insurance: $136
??Car expenses: $330
??Utilities: $200
??Phone, cable, internet: $180
??Food, entertainment: $300
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
total income $3000 total expenses $1146 and I am left with $1854 each month
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453564
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.40%	Starting borrower rate/APR:	15.40% / 17.58%	Starting monthly payment:	$296.32

Auction yield range:	11.04% - 14.40%	Estimated loss impact:	10.32%
Lender servicing fee:	1.00%	Estimated return:	4.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1994	Debt/Income ratio:	28%
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	11 / 8	Length of status:	11y 5m
Credit score:	760-779 (Apr-2010)	Total credit lines:	29	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$26,323	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	50%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	balanced-gain	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchase Engagement Ring
I plan to use the loan to purchase an engagement ring for my girlfriend. I recently refinanced my home to better my overall financial picture and have a debt reduction plan in place. I always pay my bills on time and my credit scores from all three agencies are in the 730-750 range. I'm a good candidate for this loan on my own and after we're married will be even better since we'll have two incomes. Thank you for your time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453566
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.13%	Starting borrower rate/APR:	7.13% / 7.47%	Starting monthly payment:	$108.28

Auction yield range:	3.04% - 6.13%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1995	Debt/Income ratio:	14%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	13 / 13	Length of status:	19y 0m
Credit score:	820-839 (Apr-2010)	Total credit lines:	37	Occupation:	Truck Driver
Now delinquent:	0	Revolving credit balance:	$2,914	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	5%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	drexlerfan	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	15 ( 94% )	820-839 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	1 ( 6% )	760-779 (Jul-2008) 780-799 (Nov-2006) (Feb-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Loan needed for vehicle
I will be using this loan to purchase a used vehicle for commuting back and forth to work.
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Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453572
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1989	Debt/Income ratio:	36%
Basic (1-10):	4	Inquiries last 6m:	9	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	25 / 19	Length of status:	10y 5m
Credit score:	640-659 (Apr-2010)	Total credit lines:	68	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$19,843	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	39%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Worrysum	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used for Consoidation on Credit Cards and Paying Taxes....

My financial situation:
I Seeking Help on Consolidating my Credit Cards and Paying Taxes, I am a Profec. That has been Working with Verizon for 11 yrs.?Well You Concider me... Thank You for your time ...

Monthly net income: $ 2,800

Monthly expenses: $
??Housing: $?1123
??Insurance$ 100
??Utilities: $ 150
??Phone, cable, internet: $ 75
Food, entertainment: $?200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 600
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453578
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 24.87%	Starting monthly payment:	$37.71

Auction yield range:	8.04% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	20 / 18	Length of status:	10y 3m
Credit score:	660-679 (Apr-2010)	Total credit lines:	40	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$12,928	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	74%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	community-server	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Leaving A "Print" On The Community
Purpose of loan:
This loan will be used to help a small business give back to the community.

We are a community oriented process service business offering quick professional service of legal documents for the local community. Since our inception ten years ago, we have provided service for several local law offices, businesses, and private parties alike. We also advocate teaching children safety and encourage the community to have their children fingerprinted. In doing so, we distribute free child fingerprint kits to families during local events to promote this idea.

The loan would be used to expand our child fingerprint program. In case of an emergency, fingerprints can aid local authorities in locating missing children. Supplies such as fingerprint cards, non-toxic ink strips, and photo paper would be purchased to share with parents and children at local events cost-free. By promoting something as simple as child fingerprinting, people can feel confident about protecting themselves and the community through smaller actions such as this.

In return, our hope is the supplies and information we provide will influence the community to look to us for future business needs.

My financial situation:
I am a good candidate for this loan because our business is reliable and consistently produces revenue through our regular clients.

Again, our hope is that through connecting with our community directly, we will be able to build new relationships and a customer base that will change the direction of our enterprise. The loan we ask for now is within the means of the business and will not cause financial hardship on us or the lender(s).
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453580
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1991	Debt/Income ratio:	10%
Basic (1-10):	4	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	3 / 3	Length of status:	1y 3m
Credit score:	680-699 (Apr-2010)	Total credit lines:	23	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$1,415	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	38%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	trustworthy-vigilance3	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Helping out
Purpose of loan:
This loan will be used to help some friends out. My friend has had trouble with? paying off bills because of the downturn in the economy. He is a truck driver and him and his wife are having problems. The banks do not want to give out such a small loan.

My financial situation:
I am a good candidate for this loan because I have made sure to keep my credit in good standing and am going this route because the banks I have gone to do not want to give such a small unsecured loan.

Monthly net income: $ 1548

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453584
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	14.04% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1996	Debt/Income ratio:	Not calculated
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Not employed
Enhanced (1-5):	5	Current / open credit lines:	17 / 16	Length of status:	0y 4m
Credit score:	620-639 (Apr-2010)	Total credit lines:	42	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$8,635
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	myrtle58	Borrower's state:	Indiana	Borrower's group:	Lend2's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	31 ( 89% )	620-639 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	4 ( 11% )	640-659 (Oct-2008) 600-619 (Jan-2008) 600-619 (Dec-2007) 660-679 (Mar-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	35
Description
Borrowing bonvoyage
Purpose of loan:
This loan will be used to??
?allow us to take care of a few?bills that need paid?????.?????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????? ??My financial situation:

I plan to fulfill my commitment on this and any other loan I have.?? Even though I am not working, my husband still is and he brings home enough every month to cover this payment. Once we pay off the bills with this money we will have more than needed to make sure this does not fall behind. ?At least I am honest and upfront about my mistakes.? Even though, I have made some I have every intention of making the payments as scheduled. I am not taking this loan and then forgetting about the payments due like several have.?I have previously been verified through Prosper as a homeowner.? I?appreciate any and all help provided. Thanks to any and everyone that reads my story for taking your time to do that.
Monthly net income:
Monthly expenses: $?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453586
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.68%	Starting borrower rate/APR:	23.68% / 25.97%	Starting monthly payment:	$156.26

Auction yield range:	8.04% - 22.68%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1997	Debt/Income ratio:	27%
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	8 / 8	Length of status:	11y 5m
Credit score:	700-719 (Apr-2010)	Total credit lines:	38	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$8,264	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	67%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	10
Screen name:	special-silver	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
to help my daughter
Purpose of loan:
This loan will be used to? help my daughter to pay some bills

My financial situation:
I am a good candidate for this loan because? because my income will allow me to pay back the loan without any problems. Also I have a VA montly check for $420.

Monthly net income: $?1450?????????????????????????????????????????????????????????????????????????????????????????????????????????????????

Monthly expenses: $
??Housing: $ 1200
??Insurance: $ 48
??Car expenses: $ 100
??Utilities: $?150??Phone, cable, internet: $
??Food, entertainment: $ 125
??Clothing, household expenses $?100??Credit cards and other loans: $ 150
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453594
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$95.93

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1998	Debt/Income ratio:	24%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 4	Length of status:	3y 11m
Credit score:	760-779 (Apr-2010)	Total credit lines:	15	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$296	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	4%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	americanmade	Borrower's state:	Delaware	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	19 ( 100% )	760-779 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	700-719 (Dec-2009) 700-719 (Jun-2008) 680-699 (Sep-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Re-Finance Prosper Loan
Purpose of loan:
The purpose of this loan is to pay tax debt.

My financial situation:
I have a great job with a major chemical company and?my wife?runs a small business.?We have a great payment history.

Monthly net income: $ 4000.00

Monthly expenses: $
??Housing: $ 1523
??Insurance: $ 85
??Car expenses: $?100
??Utilities: $ 250
??Phone, cable, internet: $?100
??Food, entertainment: $ 400
??Clothing, household expenses $ 0
??Credit cards and other loans: $?400
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453598
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.32%	Starting borrower rate/APR:	32.32% / 34.73%	Starting monthly payment:	$524.79

Auction yield range:	11.04% - 31.32%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	12 / 8	Length of status:	1y 3m
Credit score:	720-739 (Apr-2010)	Total credit lines:	41	Occupation:	Investor
Now delinquent:	0	Revolving credit balance:	$20,482	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	56%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	sturdy-bill5	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Investment Rehab with Quick Return
Purpose of loan:
This loan will be used to?
rehab single family residence as shown in picture
My financial situation:
I am a good candidate for this loan because? This property is in a great established area of mixed style houses in Worth Illinois, a suburb of Chicago. I rehabbed a home at the end of 2009 and was under contract in 4 months after my purchase and one month before I finished it. I have an exceptional exit plan for marketing my properties which starts the day I close. Flyers, websites, visiting neighbors, yard signs, area mailing lists with flyer sent to renters, videos, ?open houses for potential buyers and for RE brokers are all utilized for marketing, although I have buyers before I'm able to go through my entire marketing plan. ?Staging property when finished is key to selling a home.
In addition to owning my primary residence, I also own a home in Bradenton Fl for rental purposes and an investment property I recently acquired in Flint, MI.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453610
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$651.10

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1996	Debt/Income ratio:	70%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	17 / 17	Length of status:	7y 6m
Credit score:	720-739 (Apr-2010)	Total credit lines:	37	Occupation:	Food Service Manage...
Now delinquent:	0	Revolving credit balance:	$16,933	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	45%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	cognizant-order	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453614
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1993	Debt/Income ratio:	Not calculated
Basic (1-10):	3	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	2 / 2	Length of status:	0y 0m
Credit score:	740-759 (Mar-2010)	Total credit lines:	4	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$2,133	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	106%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	unflappable-kindness	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying the bills
Paying the bills:
This loan will be used to pay the bills (rent, utilities and credit card) for the next two months. I have been without steady income for almost a year and recently my bills have started to pile up.

My financial situation:
Currently, my total expenses are around $2,000. I have just recently been hired by CVS Pharmacy where I work full-time. I currently work in the Photolab, but plan on being bumped up to the Pharmacy within the next two months. I am a certified Pharmacy Technician. I do not consider this a temporary job by any means; I plan on working at CVS for at least two years, and over the course of those two years I will gain valuable experience and build my reputation as an excellent and knowledgeable employee. This loan will enable me to get back on my feet.
I am a good candidate for this loan because I only see growth in my future, in terms of responsibilities and pay grade. This loan, in tandem with my educational goals, will help to ensure a stable financial future.

About Me:
This past year has been difficult for me financially due to a lack of steady income. I see it as a learning experience. Before I was hired by CVS, I was studying to become a Pharmacy Technician and have since become certified. If you have any questions feel free to ask.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453616
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	9 / 8	Length of status:	2y 6m
Credit score:	640-659 (Apr-2010)	Total credit lines:	20	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$6,854	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	87%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	2
Screen name:	EqualityFinancialServices_EFS	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Expansion
Purpose of loan:
This loan will be used to expand my business through the use of my telemarketer.I currently have a telemarketer for 5 hours a week.This will expand it to 20 hours a week, for the next 10 to 12 weeks.I?m going with the numbers here.If I expand to 20 hours a week, I?ll increase the number of calls being made by 500 a week, and will get 5 or 6 more appointments made out of that.I can close about 40% of my sales calls appointments currently.But if I?m conservative, and say that I close only 1 of these 5 or 6 appointments a week (only 20%), then after 10 weeks I?ll increase my?commission by about $1,200 per month.At that point I will be looking to pay back this loan early, as well as keep my telemarketer?s hours increased.

My financial situation:
I am a good candidate for this loan because I have worked hard over the last 3 years to pay down my debt and get organized to leave my large corporate position to go to work for myself.? I was making around $70,000 a year, which includes benefits and 401(k).? I am now working full-time for myself, as I was only working part-time for myself since I incorporated my LLC in 2007.? I wanted to work for myself, from my home, and with my wife, and I took the steps to make that happen.? Plus, down the line, there is more money to be made by working for myself.? My wife has been working in this industry for 6 years, and has $8,000 to $9,000 in monthly commissions (fluctuates).? She pays most of the house bills, although I help out with some groceries and other small items.? There is wiggle room with our budget, but not enough to begin expanding without this loan.? If this expansion fails completely, we are still capable of making payments throughout the life of this loan until paid off.

Monthly net income: $ 3,000

Monthly expenses: $ 2,700 About??
Housing: $ 0??
Insurance: $ 500??
Car expenses: $ 200??
Utilities: $ 0??
Phone, cable, internet: $ 0??
Food, entertainment: $ 600??
Clothing, household expenses: $ 200??
Credit cards and other loans: $ 200??
Other expenses: $ 700 Household Taxes, $ 300 Business Expenses
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453620
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,750.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$71.80

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1980	Debt/Income ratio:	42%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	12 / 11	Length of status:	2y 8m
Credit score:	700-719 (Apr-2010)	Total credit lines:	38	Occupation:	Bus Driver
Now delinquent:	0	Revolving credit balance:	$14,619	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	forthright-integrity	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Tax bill and
Purpose of loan: New tires and eliminate one charge account

My financial situation:
The proceeds of this loan will be used first to put a set of new tires and repair a tear in the driver?s seat upholstery of our 2006 Mazda Miata.The car will then be sold.This is necessitated by an unexpectedly large tax bill this year due to a combination of inadequate withholding last year and an unexpected December bonus which more than doubled my wife?s earnings from a second job.The windfall was much appreciated and timely, but as an independent contractor there was no tax withholding and now payroll taxes plus regular income tax on that income are due.The balance of the proceeds, $800, will pay off a charge account with Dell Financial which charges 29% interest.We have the cash to cover approximately two-thirds of the tax bill, the rest will have to be paid in installments and the savings from eliminating the car payment will free up the funds for the remaining taxes.We?ve increased our tax withholding this year so we won?t be faced with the same situation next April.My income will go up this year with two pay raises, totaling 10%, scheduled in the next five months as part of union contract.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453622
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	13.50%	Starting borrower rate/APR:	14.50% / 14.85%	Starting monthly payment:	$344.21

Auction yield range:	3.04% - 13.50%	Estimated loss impact:	1.52%
Lender servicing fee:	1.00%	Estimated return:	11.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	10 / 9	Length of status:	10y 4m
Credit score:	800-819 (Mar-2010)	Total credit lines:	31	Occupation:	Food Service
Now delinquent:	0	Revolving credit balance:	$67,646	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	51%
Public records last 12m / 10y:	1/ 2	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	justice-authority1	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off My American Express Card
Purpose of loan:
This loan will be used to payoff my American Express Card

My financial situation is very stable. My industry is stable and even during this economic downturn my income has remained flat.
I am a good candidate for this loan because the purpose it to payoff a high interest credit card. American Express bumped up my rate. The reason for the public records is a dispute with the state of Georgia over use-tax. We continue to fight it. Both records are the same lien. We we able to get it removed once but they put it back on again while we are in the appeal stage. Even if we lose the appeal it would not affect my ability to repay this loan.

Monthly Expenses: (includes mortgage, utilities, cars, gas, car insurance, credit card payments (double minimum), life insurance, health insurance, estimated quarterly tax, etc) $8000

Minimum Monthly Income: (this is the lowest income for the last 12 months),
9500
This loan will allow me to pay the amount off in 3 years for a far lower monthly payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453638
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	17.04% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2002	Debt/Income ratio:	51%
Basic (1-10):	2	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	2 / 2	Length of status:	1y 7m
Credit score:	700-719 (Apr-2010)	Total credit lines:	12	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$180	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	72%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	8
Screen name:	admirable-treasure4	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding and school fund
Purpose of loan:
This loan will be used to help me and my fiancee pay for our wedding as well as place our children in daycare.

My financial situation:
I am a good candidate for this loan because I will pay back every cent that is given to me.? I believe in giving people opportunities, giving a helping hand and for anyone who helps me I will not let them down. I am a very reliable person who needs assistance and I promise to satisfy my debt.

Monthly net income: $ 2000

Monthly expenses: $
??Housing: $ Fiancee ?
??Insurance: $ Fiancee
??Car expenses: $ Fiancee ????
??Utilities: $ Fiancee
??Phone, cable, internet: $ 100
??Food, entertainment: $ 150
??Clothing, household expenses $40
??Credit cards and other loans: $ 30
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453650
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2005	Debt/Income ratio:	Not calculated
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	1 / 1	Length of status:	0y 0m
Credit score:	680-699 (Apr-2010)	Total credit lines:	4	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	fascinating-capital9	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a used car
Purpose of loan:
This loan will be used to purchase a 1992 Toyota Celica. I need this car for transportation to work and school. Having a car is essential to my lifestyle and now that I am without one, I need to get back on the road asap.

My financial situation:
I am a good candidate for this loan because I am starting a job that pays well (18/hr+ 27/hr OT) and work 45 hours a week. I am a contractor and have a signed contract and am waiting to start work on 04.19.

Monthly net income: $ 3420

Monthly expenses: $
??Housing: $ 420
??Insurance: $ 116 (when I purchase the car)
??Car expenses: $ attempting to use this loan to pay for a car.
??Utilities: $ 30
??Phone, cable, internet: $ 30
??Food, entertainment: $ 150
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453656
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1973	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	1	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	4 / 6	Length of status:	13y 10m
Credit score:	740-759 (Apr-2010)	Total credit lines:	21	Occupation:	Sales - Commission
Now delinquent:	2	Revolving credit balance:	$1,176	Stated income:	$75,000-$99,999
Amount delinquent:	$424	Bankcard utilization:	29%
Public records last 12m / 10y:	0/ 2	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	brightest-yield-chooser	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
SPRING ORDERS
Purpose of loan:
This loan will be used to? OUR BUSINESS IS SUCH THAT WHEN WE SELL A PRODUCT, WE HAVE TO PAY FOR IT FIRST, THEN OUR BUYER PAYS FOR IT 60-120 DAYS LATER.? WE HAVE HAD SO MUCH BUSINESS LATELY THAT WE HAVE HAD TO TURN SOME OF IT DOWN BECAUSE WE DON'T HAVE THE CAPITAL.

My financial situation:
I am a good candidate for this loan because?
95 % OF OUR CUSTOMERS ARE CASINOS ALL ACROSS THE COUNTRY, MOSTLY NATIVE AMERICAN CASINOS.? IN 6 YEARS OF BUSINESS AND 3,000 SALES WE HAVE HAD ONLY 1 INCIDENT WHERE A CUSTOMER DID NOT PAY.

WE ALREADY HAVE THE PURCHASE ORDER FOR THIS LOAN.? WE JUST NEED 90-120 DAYS BEFORE WE GET PAID FROM OUR CUSTOMERS

WE DO APPROX 800,000 IN SALES PER YEAR FOR THE PAST 6 YEARS.

ACCOUNTS RECEIVABLE IS APPROX $95,000 - MOST OF THAT WE ALREADY PRE-PAID

WE HAVE ANOTHER $100,000 IN ORDERS THAT WE HAVE NOT BILLED YET BECAUSE THE PRODUCT HAS NOT BEEN DELIVERED

WE WILL VERIFY ALL OF ABOVE INFO IF NEEDED

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453662
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.32%	Starting borrower rate/APR:	32.32% / 34.73%	Starting monthly payment:	$655.98

Auction yield range:	11.04% - 31.32%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1997	Debt/Income ratio:	38%
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	28 / 25	Length of status:	12y 9m
Credit score:	680-699 (Apr-2010)	Total credit lines:	56	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$980,696	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	95%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	sympathetic-exchange7	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Completion of KMS Software System
Purpose of loan:
This loan will be used to finance the costs of finalizing a Knowledge Management System we have built for the Army (G-4).?

My financial situation:
I am a good candidate for this loan because we have been in business for the last 13 years.? We had a credit line from First Union Bank which became Wachovia in early 2000.? Earlier this year, the bank closed the line because (and I can upload the letter), this business product has been discontinued.? We are in the process to open a new line with Bank of Georgetown and this will be a stop gap solution.

Monthly net income: $ 26500

Monthly expenses: $
??Housing: $ 3900
??Insurance: $ 300
??Car expenses: $ 500
??Utilities: $ 350
??Phone, cable, internet: $ 200
??Food, entertainment: $ 1000
??Clothing, household expenses $ 500
??Credit cards and other loans: $ 1200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453680
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.04%	Starting borrower rate/APR:	12.04% / 14.17%	Starting monthly payment:	$249.25

Auction yield range:	11.04% - 11.04%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1993	Debt/Income ratio:	30%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	12 / 11	Length of status:	11y 8m
Credit score:	640-659 (Apr-2010)	Total credit lines:	45	Occupation:	Truck Driver
Now delinquent:	0	Revolving credit balance:	$15,441	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	80%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	4Nikki	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? Pay off high interest credit cards

My financial situation:
I am a good candidate for this loan because?I'm dedicated in paying off my debt.

Monthly net income: $ 2500 plus

Monthly expenses: $
??Housing: $ 950
??Insurance: $ 100
??Car expenses: $ 150(fuel)
??Utilities: $?40
??Phone, cable, internet: $ 170
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $?850
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453686
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$263.73

Auction yield range:	11.04% - 19.00%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1996	Debt/Income ratio:	Not calculated
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	2 / 2	Length of status:	1y 6m
Credit score:	740-759 (Apr-2010)	Total credit lines:	5	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$199	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	4%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	commerce-cologne	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my wife's credit card
Purpose of loan:
This loan will be used to pay down my wife's credit card that has an interest rate of 25.24%? Me and the wife have been paying down all of our bills because we want to apply for a home loan in February 2011.? Although her monthly payment is $200 per month.? $140 of that goes to interest.? Which is throwing money out of the window.

My financial situation:
I am a good candidate for this loan because both my wife (who is an attorney) and?I have a good history of paying our bills on time.? We dont have any collections, judgments, bankruptcies, etc....? We are just a young couple that is trying to get a home soon so we're not paying for it when we are 80, lol.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453698
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1986	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	2	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	6 / 5	Length of status:	19y 11m
Credit score:	640-659 (Apr-2010)	Total credit lines:	33	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$12,170	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	truth-oath	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
trying to buy business property
Purpose of loan:
This loan will be used to? down payment on commercial property

My financial situation:
I am a good candidate for this loan because? i always pay my debts on time...my late payment is a cosigned car?for my son. he is usually late on payment but always pay.

Monthly net income: $ roughly 1000 to 3000 depending on business

Monthly expenses: $
??Housing: $ part of business -3000 per month for business and rent
??Insurance: $ 200
??Car expenses: $ 0
??Utilities: $ 1000 per month for electricity .no water due to well.no sewer due to septic. cell phones cost 50 a month
??Phone, cable, internet: $ part of store expense
??Food, entertainment: $ 200 -store pays for most
??Clothing, household expenses $ 200 for a family of five.
??Credit cards and other loans: $ roughly 12000 for startup cost
??Other expenses: $ 200 for baseball
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453716
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$159.88

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1988	Debt/Income ratio:	19%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	7 / 7	Length of status:	9y 4m
Credit score:	700-719 (Apr-2010)	Total credit lines:	23	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$61,531	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	85%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	sassflight	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Down Credit Cards
Coming from a modest background, I was thrilled when I got my first credit card in college. Now I could buy all this really cool stuff! I started racking up debt then and didn?t really stop until a few years ago when I realized what an idiot I?d been. From an income perspective, I make a real good living now, but in reality, it?s all going right back out to the credit cards. My fault definitely, but I?m trying to figure out how to dig out of this hole I?ve put myself in. I actually owe a lot more than $5K, but this is my first loan request on Prosper, and I thought I would establish some 'credit' here before diving right in and asking for some huge amount. All this being said, even though my debt is high, I always make a payment. The problem is, usually the payment is just the minimum, which is never going to get me anywhere. I appreciate any help that anyone can give me. My hope is that I can get my debt paid off and then become a lender here and help others out who are in the same situation that I am in now. Thanks for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453722
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$361.72

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1998	Debt/Income ratio:	48%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	16 / 15	Length of status:	8y 10m
Credit score:	680-699 (Apr-2010)	Total credit lines:	33	Occupation:	Administrative Assi...
Now delinquent:	1	Revolving credit balance:	$10,791	Stated income:	$25,000-$49,999
Amount delinquent:	$438	Bankcard utilization:	72%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	fabulous-rate3	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off credit card debt.? I would like the opportunity to consolidate my debt into one monthly payment with a set interest rate.? My goal is to keep my credit score as high as possibly and in the near future be able to purchase my first home/town home.

My financial situation:
I am a good candidate for this loan because i am resposible and have never stop paying a loan or credit card.? What I am looking for is 1 set monthly payment to help me save money of variable interest rates.?

Monthly net income: $ 2,160.00

Monthly expenses: $
??Housing: $?0.00
??Insurance: $105.00?
??Car expenses: $?120.00
??Utilities: $ 60.00
??Phone, cable, internet: $?0.00
??Food, entertainment: $200.00
??Clothing, household expenses $?300.00
??Credit cards and other loans: $ 845.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453728
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,200.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$82.95

Auction yield range:	8.04% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2004	Debt/Income ratio:	26%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	11 / 9	Length of status:	2y 11m
Credit score:	640-659 (Apr-2010)	Total credit lines:	16	Occupation:	Tradesman - Mechani...
Now delinquent:	0	Revolving credit balance:	$8,875	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	83%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	Jumping_Jedi	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 95% )	640-659 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	1 ( 5% )	640-659 (Jul-2009) 620-639 (May-2008)
Principal balance:	$2,026.40	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Debt Consolidation
Purpose of loan:
This loan will be used to refinance some unneccessarily high-interest accounts, and as an aside, to send some of the interest I pay to my fellow American citizens instead of giant banks that are overcharging me despite a perfect credit record.

I'm paying:
Wells Fargo??? ????32.90% on a $1000? balance
Wamu/Chase ???? 29.24% on a $600?? balance
GE Money Bank? 20.80% on a $500?? balance

My financial situation:
I am a good candidate for this loan because I've never been late for any payment on anything, ever, I've never missed a payment for anything, ever, and I've always paid more than the minimum due on any and every outstanding balance. My credit history goes back about 5 years, so the only thing against me on my credit is that it's not the longest history ever, as far as I know. I am responsible with my money.

The one late payment shown above was due to a funds transfer error with my bank. It was rectified within two days.

Monthly net income: $ 2400

Monthly expenses: $
??Housing: $ 300 ??? ??
??Insurance: $ 75
??Car expenses: $ 80
??Utilities: $ --
??Phone, cable, internet: $ 10
??Food, entertainment: $ 50
??Clothing, household expenses $ 30
??Credit cards and other loans: $ 800
??Other expenses: $ --
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453776
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$910.09

Auction yield range:	17.04% - 17.50%	Estimated loss impact:	35.47%
Lender servicing fee:	1.00%	Estimated return:	-17.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1997	Debt/Income ratio:	88%
Basic (1-10):	1	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	19 / 17	Length of status:	6y 4m
Credit score:	720-739 (Apr-2010)	Total credit lines:	35	Occupation:	Waiter/Waitress
Now delinquent:	1	Revolving credit balance:	$13,519	Stated income:	$25,000-$49,999
Amount delinquent:	$293	Bankcard utilization:	65%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	golden-kindness8	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453782
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$477.12

Auction yield range:	17.04% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	1	Inquiries last 6m:	5	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	2 / 2	Length of status:	2y 7m
Credit score:	640-659 (Apr-2010)	Total credit lines:	5	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$2,888	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	sensible-asset1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay credit cards and property tax
Purpose of loan: Debt consolidation

This loan will be used to pay off credit cards and pay property tax on house.

My financial situation: very good - credit score of 729 when I checked it on 3/31/2010

I am a good candidate for this loan because I am honest, hard working and reliable. My wife and I are providing our 11 year old boy with a home and education.

Monthly net income: $3,350

Monthly expenses:

Housing: $1,500

Insurance: $100

Car expenses: $100 (gas only - both cars owned in full)

Utilities: $100

Phone, cable, internet: $200

Food, entertainment: $300

Clothing, household expenses $50

Credit cards and other loans: currently $100 (want to pay off in full)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453812
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$127.91

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1976	Debt/Income ratio:	16%
Basic (1-10):	9	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	13 / 13	Length of status:	13y 7m
Credit score:	780-799 (Apr-2010)	Total credit lines:	39	Occupation:	Civil Service
Now delinquent:	0	Revolving credit balance:	$721	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	encouraging-openness7	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal
Purpose of loan:
This loan will be used to make a down payment on my daughter's higher education.?

My financial situation:
I am a good candidate for this loan because my credit history is strong and this loan is needed to help my daughter plan for a succesful future.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453818
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,200.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$102.33

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1996	Debt/Income ratio:	10%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 8	Length of status:	1y 10m
Credit score:	760-779 (Apr-2010)	Total credit lines:	12	Occupation:	Tradesman - Electri...
Now delinquent:	0	Revolving credit balance:	$332	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	4%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	supreme-duty	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	0 ( 0% )	760-779 (Latest)
Principal borrowed:	$6,700.00	< mo. late:	0 ( 0% )	760-779 (Jan-2010) 760-779 (Oct-2009)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	0
Description
auto repair
Purpose of loan:
This loan will be used to?make needed repairs to my car.?

My financial situation:
I am a good candidate for this loan because? I like to pay all my debt quickly and always on time. I have worked hard to establish and maintain my good credit and?I like to keep it in good standings.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453824
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.48%	Starting borrower rate/APR:	8.48% / 8.82%	Starting monthly payment:	$220.91

Auction yield range:	3.04% - 7.48%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1992	Debt/Income ratio:	20%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 8	Length of status:	10y 4m
Credit score:	820-839 (Apr-2010)	Total credit lines:	23	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$16,109	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	21%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	versatile-auction5	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off credit cards
Purpose of loan:
This loan will be used to pay off 2 credit cards?

My financial situation:
I am a good candidate for this loan because of my excellent credit history and payment record
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453836
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.03%	Starting borrower rate/APR:	14.03% / 16.19%	Starting monthly payment:	$170.96

Auction yield range:	6.04% - 13.03%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1995	Debt/Income ratio:	Not calculated
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Part-time employee
Enhanced (1-5):	4	Current / open credit lines:	4 / 4	Length of status:	1y 3m
Credit score:	740-759 (Apr-2010)	Total credit lines:	4	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$3,932	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	17%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	favorite-dollar1	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit
Purpose of loan:
This loan will be used to?
Remove My credit card debt.
My financial situation: I am in a good job standing, however, with current bank interest rates, and daily living factors, paying the old fashion way is not working.
I am a good candidate for this loan because? i am capable of paying the credit card bill. i have never missed a payment, i fact my payments are always early. i have good credit standing and the financial means to pay.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453848
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1999	Debt/Income ratio:	Not calculated
Basic (1-10):	3	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	24 / 22	Length of status:	5y 3m
Credit score:	640-659 (Apr-2010)	Total credit lines:	33	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$3,557	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	10%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	bold-visionary-asset	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
home improvement
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453866
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.48%	Starting borrower rate/APR:	10.48% / 10.83%	Starting monthly payment:	$487.40

Auction yield range:	3.04% - 9.48%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1993	Debt/Income ratio:	5%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	2 / 2	Length of status:	18y 10m
Credit score:	800-819 (Apr-2010)	Total credit lines:	9	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$321	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	5%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	blue-duty-fate	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
payin off my credit card
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453878
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.48%	Starting borrower rate/APR:	8.48% / 8.82%	Starting monthly payment:	$94.67

Auction yield range:	3.04% - 7.48%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1980	Debt/Income ratio:	10%
Basic (1-10):	9	Inquiries last 6m:	2	Employment status:	Part-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 7	Length of status:	11y 0m
Credit score:	800-819 (Apr-2010)	Total credit lines:	21	Occupation:	Clergy
Now delinquent:	0	Revolving credit balance:	$5,162	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	43%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	tpm1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	21 ( 100% )	800-819 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	820-839 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Credit Card Consolidation
Startup Expenses:
Advertising Budget

My financial position is excellent. I have worked hard to earn the highest credit rating. I am personally funding the majority of the cost of my new business venture. I want a fast start on my new business so I need to raise an adequate advertising budget. I am an experienced network marketer. I am joining an experienced and successful team of entrepreneurs. I plan to work hard and meet and exceed my personal goals. I am prepared to take my business to the top. I have owned and operated two other successful businesses. I owned a successful parcel delivery business as well as a publishing business. I have 27 years of business experience overall, mostly in the Information Technology sector where I was a programmer analyst overseeing a multi-million dollar payroll system in a publicly traded corporation. My new venture is in the Gifting community. I plan to join the Spirit of Wealth group. I am geared for success. Thank you for your consideration.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453902
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1997	Debt/Income ratio:	20%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	6 / 7	Length of status:	12y 7m
Credit score:	680-699 (Apr-2010)	Total credit lines:	26	Occupation:	Skilled Labor
Now delinquent:	1	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$1,495	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	grnick	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	30 ( 100% )	680-699 (Latest)
Principal borrowed:	$12,500.00	< mo. late:	0 ( 0% )	640-659 (Sep-2007)
Principal balance:	$2,514.59	1+ mo. late:	0 ( 0% )
Total payments billed:	30
Description
Investment Properties Loan
Hello and thanks to all potential investors who view my listing.?

About Me
I own five rental properties consisting of nine total units. I purchased my first property when I was 19yrs old, and have owned it for over?30yrs.??I currently work for a large copier company, where I have been employed for over 13 years. ?For nearly?four years, I have also worked part-time for a well-known overnight delivery company. I live with my girlfriend of ten years.? She has a good job and is able to cover our living expenses, while I take care of the business.??

Financial Status
I do not have any credit card debt or car loans by choice. ?My debt is primarily mortgages, with the exception of one credit union loan and car insurance. ?My strategy is to only have debt that produces an income and/or debt that is related to the up-keep and improvement of the properties. I have one credit card with HomeDepot with a $1000.00 credit limit which I have had for?almost two?years?and have never used. I currently have a prosper loan that will be paid off in September of this year and I have no lates or missed payments.The $1,495 showing delinquent is not correct and I spoke with mortgage company about this and they will be correcting willing to provide any proof necessary to potential investors.

.. Purpose of Loan
The purpose of this loan is to do improvements to a vacant unit prior to showing. I have the unit listed on rentgr.com and have received numerous calls?on the unit but just need?a small cash injection to expedite the?improvements and get this unit cash flowing?by?5-1-10 while not compromising my?reserves.
..???

Repayment of this loan is not a problem and I hope you will find me to be a good loan candidate. I am honest, trustworthy, and hard working ? you will not be disappointed.??

After expenses that would
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 380887
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$169.68

Auction yield range:	8.04% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1997	Debt/Income ratio:	37%
Basic (1-10):	9	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	32 / 30	Length of status:	11y 8m
Credit score:	640-659 (Apr-2010)	Total credit lines:	118	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$47,581	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	68%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	helpin_u_out	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Debt
Purpose of loan:
This purpose of this loan will be to pay off a few high interest debts.??I have just secured a part time job at the local hardware store and am going to be focusing on paying debt off.? I am so tired of these credit card companies and I just want to be done with them TOTALLY.? I please ask you to put your faith in me!? I honestly and faithfully guarantee you will not be disappointed with me.? ANY INFORMATION YOU MAY WANT I WILL EMAIL YOU TO SUPPORT MY CASE.?

My financial situation:
The public record that appears is a BK filed in 10/05.? We were in some hard times, my wife lost her job (medical related)?and we had high medical bills that needed to be paid from a bad, bad, miscarriage.? We are over that and have 2 beautiful girls! Our lawyer told us to file in fast because the BK laws were changing and we would have difficulty filing in the future, so we just did it.? Thank you one and all - I will not let you down!!

Monthly net income: $ 4719.00 (not including?2nd job?or wife's income ($2200)

Monthly expenses: $
??Housing: $?1700
??Insurance: $ 160
??Car expenses: $?700
??Utilities: $ 300
??Phone, cable, internet: $?100
??Food, entertainment: $?500
??Clothing, household expenses $ 100
??Credit cards and other loans: $?750
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428291
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.56%	Starting borrower rate/APR:	26.56% / 28.89%	Starting monthly payment:	$1,014.74

Auction yield range:	8.04% - 25.56%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.45%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2000	Debt/Income ratio:	45%
Basic (1-10):	4	Inquiries last 6m:	4	Employment status:	Part-time employee
Enhanced (1-5):	2	Current / open credit lines:	13 / 11	Length of status:	5y 5m
Credit score:	760-779 (Apr-2010)	Total credit lines:	33	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$18,643	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	29%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	michelle2184	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchasing a house
Purpose of loan:
This loan will be used to purchase a house that is in foreclosure.? It is in great shape.? We have two kids and would like for them to have a backyard and to live in a neighborhood with other kids.? I currently own a rental property that is under lease, so we are not able to live there.? The rental property generates an additional $100 per month in income.

My financial situation:
I am a good candidate for this loan because I always make my payments on time.? I have a stable work history and have been at my job for over 5 years.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450615
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$95.93

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1998	Debt/Income ratio:	45%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	16 / 16	Length of status:	4y 11m
Credit score:	720-739 (Mar-2010)	Total credit lines:	27	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$21,376	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	42%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	first-loyalty-cedar	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Credit Cards
Purpose of loan:
This loan will be used to pay off credit card balances that have been impacted by rising interest rates.?

My financial situation:
I am a good candidate for this loan because I have excellent credit and a solid history of paying off my debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451007
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	17.04% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1999	Debt/Income ratio:	82%
Basic (1-10):	2	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	17 / 16	Length of status:	3y 8m
Credit score:	700-719 (Mar-2010)	Total credit lines:	32	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$10,795	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	moni0415	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to pay off high interest credit cards.

My financial situation:
I am a good candidate for this loan because I have full time job that is stable and secure, my credit is not bad and I always make my payments on time.? I am married and my husband also has a good job.?I have never defaulted on a loan or credit card and by?obataining a loan, I can pay off all high interest cards and?have money left over each month.? I would like to have one payment per month for a specific amount?of time to?get out of debt faster.?

Monthly net income: $ 4,500

Monthly expenses: $
??Housing: $ 450
??Insurance: $ 130
??Car expenses: $700
??Utilities: $ 250
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 600
??Other expenses: $ 350
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452027
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.28%	Starting monthly payment:	$154.84

Auction yield range:	11.04% - 22.00%	Estimated loss impact:	10.53%
Lender servicing fee:	1.00%	Estimated return:	11.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2001	Debt/Income ratio:	23%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 8	Length of status:	2y 10m
Credit score:	660-679 (Mar-2010)	Total credit lines:	20	Occupation:	Nurse (RN)
Now delinquent:	0	Revolving credit balance:	$18,130	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	note-nexus9	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off Some Personal debt
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452709
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$95.93

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1988	Debt/Income ratio:	21%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	9 / 9	Length of status:	6y 2m
Credit score:	700-719 (Mar-2010)	Total credit lines:	28	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$8,857	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	61%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	burgeoning-deal710	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
rid myself of un-secured debt
Purpose of loan:
This loan will be used to? pay off all non-secured debt. Instead of paying off multiple sources for many years, I want to pay?my debts?in just a few years.

My financial situation:
I am a good candidate for this loan because? I am very serious about ridding myself of debt. I always prioritize my income to pay my bills on time. To actually have a good sense of when this debt will be payed off will be quite a relief.?I appreciate having a chance to pay off my loans.

Monthly net income: $4600

Monthly expenses: $
??Housing: $ 961????????
??Insurance: $?220????
??Car expenses: $ 539????
??Utilities: $ 95
??Phone, cable, internet: $ 170
??Food, entertainment: $ 160
??Clothing, household expenses $ 40
??Credit cards and other loans: $ 390
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452751
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$126.53

Auction yield range:	14.04% - 17.00%	Estimated loss impact:	15.45%
Lender servicing fee:	1.00%	Estimated return:	1.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2006	Debt/Income ratio:	56%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	10 / 8	Length of status:	2y 6m
Credit score:	620-639 (Apr-2010)	Total credit lines:	23	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$7,955	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	86%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	theoysters61	Borrower's state:	Kansas	Borrower's group:	KC Dreams Financing
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	30 ( 100% )	620-639 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	600-619 (Sep-2007)
Principal balance:	$484.52	1+ mo. late:	0 ( 0% )
Total payments billed:	30
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off my credit card debt which i have accrued while being a full time student these past few years.? This loan will help me financially by having a lower interest rate on my debt.?

My financial situation:
I am a good candidate for this loan because?I currently work?a full time job, so I make enough money to make my monthly payments.? I have had a loan through prosper before, as well as other companies and I have always paid my bills on time.?

Monthly net income: $1900?

Monthly expenses: $950
??Housing: $ 0
??Insurance: $100?????????
??Car expenses: $ 432
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 200
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453037
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,800.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	14.50%	Starting borrower rate/APR:	15.50% / 15.86%	Starting monthly payment:	$237.39

Auction yield range:	3.04% - 14.50%	Estimated loss impact:	1.52%
Lender servicing fee:	1.00%	Estimated return:	12.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1995	Debt/Income ratio:	Not calculated
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Not employed
Enhanced (1-5):	5	Current / open credit lines:	26 / 22	Length of status:	1y 3m
Credit score:	820-839 (Mar-2010)	Total credit lines:	83	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$15,748
Amount delinquent:	$0	Bankcard utilization:	14%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Rabidrabbit21	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Investing
Purpose of loan:
Using a tried and true method of investing in stocks that have been stable in past years and are?currently undervalued, I will use these funds to speculate on potential stock picks.? I have invested several thousand of my own money on some of these stocks and can use my own funds to pay off this loan if need be.?
Please note, that although I have been unemployed for over a year, my investment income has sustained my standard of living for some time.? In fact, I have been building a better credit than when I was working (at least eliminating some credit card debt).? In the past year, I have been attending school, however, school will end in mid-April, when I will reenter the employment market.? I have made some contacts for a job that will pay over $75K per year and expect to start by the beginning of May.

Income:
Unemployment ~$1500.00

Expenses
Mortgage????~$1465 (includes escrow)
Car Loan????~$? 370
Car Ins???????~$ ?150
Gas/Elec????~$? 200
Other household/credit cards?~$500

Please let me know if you have any questions...
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453169
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$904.31

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	25.94%
Lender servicing fee:	1.00%	Estimated return:	-8.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	2	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	15 / 15	Length of status:	1y 3m
Credit score:	680-699 (Apr-2010)	Total credit lines:	28	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$21,157	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	84%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	wise-balance-protector	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Manufacturing for Nutrition Bar
My Company is a product design corporation. For the passed two years I have design & developed a healthy snack food product line & brand. I am presently ready to have this product line manufactured and launched this Spring 2010.

Prior to starting my Company, I was working full-time for a Construction Management company as a project manager. This full-time position was the means of financing my newly established Company. As of January of last year, due to the economic downturn in the construction industry, I was terminated from my position. Although many people may have viewed this as a setback, I considered it as an opportunity to run my Company full time.

I am a good candidate for this loan because I have developed a great product line that is destined for success, supported by a solid business plan. I am 100% committed to putting in the necessary time and effort for the success of my Business. I presently have retailers in the U.S. interested in selling my nutrition bar product line. I just need the capital support for manufacturing.

Projected Monthly Income (after product launch): $2,865.00
Current Monthly net income: $1,720.00
Amount in Personal Savings: $5,000.00

Personal Expenses:
Total Monthly expenses: $ 1,697.00

Breakdown of Monthly Expenses:
Housing: $450.00

??Insurance: $162.00

??Car expenses: $220.00

??Utilities: $0

??Phone, cable, internet: $50.00

??Food, entertainment: $200.00

??Clothing, household expenses $0

??Credit cards and other loans: $415.00

??Other expenses: $200.00

Thank you for taking the time to review my profile and your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453237
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	17.04% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1999	Debt/Income ratio:	16%
Basic (1-10):	5	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 6	Length of status:	13y 10m
Credit score:	720-739 (Apr-2010)	Total credit lines:	18	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$14,046	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	75%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	thorough-repayment0	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Liquidating Debt
Purpose of loan:
This loan will be used to pay down my personal line of credit to increase credit score and build credentials.? I am also trying to reduce revolving debt as swiftly as possible with the hope to make my business plan a reality within the next 2-3 years.

My financial situation:
I am a good candidate for this loan because I am efficient in payments, and have never been late paying a credit card, vehicle, or loan repayment.? All of my accounts are in good standing and my financial situation is stable.? I have hopes to pay back half of the loan within a 5 month period and payout the difference in the length of the term.? Prosper has given me an HR status due to a high limit on a revovling line of credit - this is the line that I am requesting the loan for so I can get it depleted.? My scores range anywhere from 700-730.? I have been with my same employer for over 13 years and I am also incorporated.? I earn salary plus bonus', and I have a corporation that earns my commissions from life and health sales.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453261
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	14.03%	Starting borrower rate/APR:	15.03% / 17.20%	Starting monthly payment:	$346.80

Auction yield range:	6.04% - 14.03%	Estimated loss impact:	5.24%
Lender servicing fee:	1.00%	Estimated return:	8.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2007	Debt/Income ratio:	20%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 4	Length of status:	3y 2m
Credit score:	720-739 (Mar-2010)	Total credit lines:	6	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$46	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	loan-jalapeno	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Furniture,Debt consolidation
Purpose of loan:
This loan will be used to buy new furniture. I bought home last year. I want to buy new furniture now.

My financial situation:
I am a good candidate for this loan because me and my wife are both working. My pay is 71k and my wife's 70k. We bought home last year for 165k.
We did downpayment of 20k. Also we bought 2 new cars during last 3 years(acura tsx and toyota camry ). We have two car loans now ,one has 13k left and other one has 8k left. So, our total debt is around 161k. We both share these loans and all other billls. I have been with my company for 3 years and just got promoted last week.I am 29 years old and I have very stable job with one of the best companies. We can pay the loan back without nay problem as we do save a lot.
But we did downpayment for home,cars and that is why we need this loan. Please feel free to ask any question.I appreciate your help.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453279
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$162.78

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1996	Debt/Income ratio:	25%
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	11 / 7	Length of status:	12y 6m
Credit score:	740-759 (Apr-2010)	Total credit lines:	27	Occupation:	Food Service
Now delinquent:	0	Revolving credit balance:	$19,682	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	78%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	community-alert7	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
closing costs
Purpose of loan:
This loan will be used to?pay for closing costs?

My financial situation:
I am a good candidate for this loan because?I pay all my bills and never was late
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453291
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.06%	Starting borrower rate/APR:	22.06% / 24.32%	Starting monthly payment:	$382.21

Auction yield range:	8.04% - 21.06%	Estimated loss impact:	6.99%
Lender servicing fee:	1.00%	Estimated return:	14.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1969	Debt/Income ratio:	27%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	17 / 17	Length of status:	8y 7m
Credit score:	680-699 (Apr-2010)	Total credit lines:	37	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$100,259	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	74%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	pound-pear	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay down a high-rate credit card.?

My financial situation:
I am a good candidate for this loan because I pay bills on time and my intent is to pre-pay this loan well before the three year term.

Monthly net income: $ 4300

Monthly expenses: $
??Housing: $ 1400
??Insurance: $715
??Car expenses: $?0
??Utilities: $ 500
??Phone, cable, internet: $ 115
??Food, entertainment: $?220
??Clothing, household expenses $
??Credit cards and other loans: $ 1300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453297
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$215.61

Auction yield range:	11.04% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2006	Debt/Income ratio:	28%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	6 / 6	Length of status:	0y 8m
Credit score:	680-699 (Apr-2010)	Total credit lines:	8	Occupation:	Tradesman - Mechani...
Now delinquent:	0	Revolving credit balance:	$6,190	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	50%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	efficient-fund1	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Move us into a house
Purpose of loan:
This loan will be used to? My Girlfreind and I want to move into a renatl house together and stop paying for 2 seperate aparmemts.? We both have some old bad debt.? This loan will be used to concolidate the debt.? TThere isn't a place on her efor it yet, but she will co-sign on the loan with me.

My financial situation:
I am a good candidate for this loan because? If you check my credit score you will find thatI have always paid all my bills on time, I intednt to do the same with this loan.? It is true that we have some bad debt, \but we are working on it and this loan will really help

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453303
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	4.04%	Starting borrower rate/APR:	5.04% / 8.50%	Starting monthly payment:	$29.99

Auction yield range:	4.04% - 4.04%	Estimated loss impact:	2.09%
Lender servicing fee:	1.00%	Estimated return:	1.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1999	Debt/Income ratio:	20%
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	3 / 3	Length of status:	2y 8m
Credit score:	760-779 (Apr-2010)	Total credit lines:	14	Occupation:	Laborer
Now delinquent:	1	Revolving credit balance:	$203	Stated income:	$1-$24,999
Amount delinquent:	$473	Bankcard utilization:	2%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	jjsparks28	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Reinvesting In Prosper
Purpose of loan

Hello I have been lending on here for 3 years now I lend out at high rates to cover the defaults and collection fee so I don't lend out under 20% my goal with this loan would be to lend it out at like 28-30% rates flip the principles over to new loans and interest my goal is use to retire early .I like to help people but I don't pick people with high deliquesces I do lend out at higher rates because of the risk involved as of right now I have around 2500 on prosper at a average return rate of 25% I have a low lenders default rate only $40 I am making more off here then my 401k LOL

My financial situation:
I work in a ware house and I work part time at a fast food place I also have a 401k at my full time job and own a condo and?I rent out my other room for $300 a mo my car is almost paid off and I am ahead on my?mortgage by 4 mos.I did not included my overtime in my income nor my renters income or my part time job my income is really around $31,000 I have a delinquent amount of 423? from a car accient and the other car? insurance company has'nt paid all the bills yet I have been pushing them to pay so it can come off my credit report.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453315
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$75.41

Auction yield range:	8.04% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2006	Debt/Income ratio:	Not calculated
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 8	Length of status:	2y 5m
Credit score:	660-679 (Apr-2010)	Total credit lines:	16	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$11,415	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	68%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	steady-basis5	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
I am trying to pay off my credit card debt that accumulated while I was in school. The interest rate on my credit cards is so high that I can't make a significant impact on the balance, and I am desperate to pay off the credit cards so I can focus on my student loans!

My financial situation:
I am currently working 7 days a week to pay off the debt that I accumulated while I was in school. The interest rates on my credit cards are making it difficult to pay them off, and I am hoping to get a loan with a lower interest rate so that I can put more of my payments towards the principal.

Monthly net income: $ 1800

Monthly expenses: $
??Housing: $ 300
??Insurance: $ 85
??Car expenses: $ 100
??Utilities: $ 0
??Phone, cable, internet: $ 30
??Food, entertainment: $ 100
??Clothing, household expenses $ 40
??Credit cards and other loans: $ 400
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453319
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	25.05%	Starting borrower rate/APR:	26.05% / 28.37%	Starting monthly payment:	$201.59

Auction yield range:	8.04% - 25.05%	Estimated loss impact:	8.60%
Lender servicing fee:	1.00%	Estimated return:	16.45%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2000	Debt/Income ratio:	57%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	12 / 11	Length of status:	3y 6m
Credit score:	700-719 (Apr-2010)	Total credit lines:	24	Occupation:	Food Service Manage...
Now delinquent:	0	Revolving credit balance:	$18,895	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	51%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	ecstatic-currency8	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
unexpected expenses
Purpose of loan:
This loan will be used to

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453321
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.55%	Starting monthly payment:	$58.85

Auction yield range:	17.04% - 23.00%	Estimated loss impact:	26.32%
Lender servicing fee:	1.00%	Estimated return:	-3.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1989	Debt/Income ratio:	77%
Basic (1-10):	2	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	16 / 16	Length of status:	26y 5m
Credit score:	640-659 (Apr-2010)	Total credit lines:	73	Occupation:	Landscaping
Now delinquent:	6	Revolving credit balance:	$8,068	Stated income:	$50,000-$74,999
Amount delinquent:	$3,181	Bankcard utilization:	84%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	4
Screen name:	newest-intelligent-loan	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Seasonal Camp Site
Purpose of loan:
This loan will be used to? Pay the remaining cost for a seasonal campsite.

My financial situation:
I am a good candidate for this loan because? I will pay on time. We would like to spend at least one more year at this campsite. It is our vacation, especially this year being our 30 th anniversary it is important to us to make good on this loan.

Monthly net income: $ 5300

Monthly expenses: $
??Housing: $ 1109
??Insurance: $ 130
??Car expenses: $ 1087
??Utilities: $ 245
??Phone, cable, internet: $ 150
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $
1109??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453339
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1998	Debt/Income ratio:	24%
Basic (1-10):	1	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	6 / 7	Length of status:	21y 4m
Credit score:	660-679 (Apr-2010)	Total credit lines:	20	Occupation:	Police Officer/Corr...
Now delinquent:	2	Revolving credit balance:	$4,970	Stated income:	$100,000+
Amount delinquent:	$519	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	cmbiz	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	660-679 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	700-719 (Oct-2009) 680-699 (Apr-2008)
Principal balance:	$4,591.13	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Consolidate debts, take vacation
Purpose of loan:
This loan will be used to? consolidate debts, take my little one on a much needed?vacation and make upgrades to my home.

My financial situation:
I am a good candidate for this loan because? I am a police?major with over?20 years experience with the same agency.??My salary pays the major expenses in the house (mortgage, car payment).? This loan will be easily repaid.? I have a previous loan through prosper that is always on-time.?
Monthly net income: $ 4864

Monthly expenses: $
??Housing: $ 2275
??Insurance: $ 151
??Car expenses: $ 957
??Utilities: $?160?(paid by spouse)
??Phone, cable, internet: $ 175 (paid by spouse)
??Food, entertainment: $ 150 (paid by spouse)
??Clothing, household expenses $ 50 (paid by spouse)
??Credit cards and other loans: $ 461
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453343
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.04% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1977	Debt/Income ratio:	Not calculated
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Not employed
Enhanced (1-5):	4	Current / open credit lines:	5 / 5	Length of status:	0y 1m
Credit score:	640-659 (Apr-2010)	Total credit lines:	42	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$1,708
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	10
Screen name:	marble3	Borrower's state:	WestVirginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off back taxes/new washer
Purpose of loan:
This loan will be used to pay off back taxes and in need of a new washer. ?

My financial situation:
I am a good candidate for this loan because I am a hard worker that had some bad luck. I lost my job in March but plan on having a new job by the end of April. I am currently collecting unemployment that will hold us over until then. ?

Monthly net income: $
2544
Monthly expenses: $
??Housing: $ 645
??Insurance: $ 75
??Car expenses: $ 411
??Utilities: $ 95
??Phone, cable, internet: $ 75
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 55
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453349
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$217.13

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2007	Debt/Income ratio:	Not calculated
Basic (1-10):	3	Inquiries last 6m:	4	Employment status:	Part-time employee
Enhanced (1-5):	2	Current / open credit lines:	6 / 6	Length of status:	0y 0m
Credit score:	700-719 (Apr-2010)	Total credit lines:	8	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$284	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	7%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	diversification-platoon	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
HOPE
I have been laid off and been unemployed for a year now, but hope has finally arrived. I have 8 high interest credit cards that needs to be demolish as soon as possible.The finance charging is building up and I need a loan to eliminate my credit cards immediately. I have just been hired and will be working next week, thank you lord. I just need a head start and get back on my feet. I am a responsible person who takes my credit and financial serious. I "KNOW" for a fact, this loan can save me from crisis. Please help!!!

Monthly expenses: $
??Housing: $ 325
??Insurance: $ 100
??Car payment: $ 209
? Food & Clothes: $300
??Utilities: $ 40
? 8 Credit cards: $50 minimum each (finance charge adding up)

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453351
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,200.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$166.28

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1989	Debt/Income ratio:	11%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 7	Length of status:	7y 8m
Credit score:	740-759 (Apr-2010)	Total credit lines:	34	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$11,200	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	77%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	asset-griffin2	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Restructure Debt
We are making a dedicated effort to eliminate debt. A first step is to consolidate our higher interest rate loans into a lower rate loan, with a manageable payment. I have steady employment, and also teach as an adjunct professor. Our income is sufficient to maintain our current monthly debt payments, but we pay a lot in interest and also need more discretionary income as a family. This loan will permit us to put our debt reduction/elimination plan into action.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453355
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 24.87%	Starting monthly payment:	$37.71

Auction yield range:	8.04% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2000	Debt/Income ratio:	32%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	14 / 13	Length of status:	6y 4m
Credit score:	680-699 (Apr-2010)	Total credit lines:	27	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$10,505	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	73%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	ecstatic-velocity4	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
$700 due by the 15th
Purpose of loan:
This loan will be used to pay taxes on this year?

My financial situation:
I am a good candidate for this loan because I have no missed a payment on something since about 2003. That was back in college on a credit card.
my wife also works full time.

Monthly net income: $ 2720

Monthly expenses: $
??Housing: $ 896
??Insurance: $ 116
??Car expenses: $ 348
??Utilities: $ 80
??Phone, cable, internet: $ 120
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453361
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.48%	Starting borrower rate/APR:	10.48% / 10.83%	Starting monthly payment:	$649.86

Auction yield range:	3.04% - 9.48%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1994	Debt/Income ratio:	20%
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	15 / 15	Length of status:	1y 7m
Credit score:	860-879 (Apr-2010)	Total credit lines:	33	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$3,169	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	2%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	commitment-hyperdrive	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
taking a loss on selling a rental
Purpose of loan:
This loan will be used to?
Absorb the loss I will take from selling my previous home.? I recently upgraded to a larger home, and need to sell my previous home.? The previous home has a 1st and 2nd mortgage, and the value of the home is less than the overall cost of selling + the mortgages.? So I will be taking a loss.? My new home was a foreclosure, so I was able to purchase it at a reduced price.? It was built in 2007 and the original sale price then was $345k.? The property went into foreclosure in 2009 and was initially listed for sale at $375k.? It was on the market for 12 months and I purchased it for $290k.? I would simply take an equity line against this new home, however most lender will not lend against equity like this for at least 12 months I'm told.? At this point, I would like to sell my previous home and assume the remainder/difference as a personal loan.

My financial situation:
I am a good candidate for this loan because?
My wife and I have excellent credit and solid stable incomes.? We have never defaulted on any loan.? We understand that the debt we own on our previous home is our debt and that we cannot make it magically disappear, however, we still would like to sell that home... which will require us to obtain the loan we are requesting now to allow us to absorb that debt and pay it off as quickly as possible.

thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453363
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1993	Debt/Income ratio:	33%
Basic (1-10):	2	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	10 / 9	Length of status:	4y 2m
Credit score:	720-739 (Apr-2010)	Total credit lines:	15	Occupation:	Sales - Commission
Now delinquent:	1	Revolving credit balance:	$13,203	Stated income:	$50,000-$74,999
Amount delinquent:	$30	Bankcard utilization:	39%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	a-peaceful-credit	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Gotta pay these credit cards off!!!
Purpose of loan:
This loan will be used to? pay off my credit cards. I recently had surgery?and was out of work for a month.?Now?my interest rates went up to almost 30% on one card. I'm paying over 2,000/month trying my best to get these things paid off. I feel?that I'm not even putting a dent into these things.

My financial situation:
I am a good candidate for this loan because...I'm stable and absolutly refuse to file bankrupcy.??I've been at my job for over 4 years and have a spouse that has a steady income also. I'm already paying thousands of dollars a month. So I think I can pay this loan with no problem.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453379
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$407.12

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1994	Debt/Income ratio:	17%
Basic (1-10):	1	Inquiries last 6m:	7	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	5 / 5	Length of status:	2y 9m
Credit score:	680-699 (Apr-2010)	Total credit lines:	18	Occupation:	Other
Now delinquent:	3	Revolving credit balance:	$570	Stated income:	$75,000-$99,999
Amount delinquent:	$78	Bankcard utilization:	32%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	19
Screen name:	leather171	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bathroom remodeling
Purpose of loan:
This loan will be used to remodel two bathrooms in my home

My financial situation:
I am a good candidate for this loan because I am trying to rebuild my credit and have been not been late on any payments in the last five years, have a very stable job history and I inherited my home last year after my father passed away and own it free and clear. I have been looking for a cash out- refinance mortgage, but the process is taking a very long time and I would like to remodel my bathrooms in case I decide to sell the house.

Monthly net income: $ 80,0000

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 200
??Car expenses: $ 500
??Utilities: $ 300
??Phone, cable, internet: $ 100
??Food, entertainment: $ 500
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 200
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453381
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$212.26

Auction yield range:	17.04% - 29.00%	Estimated loss impact:	36.19%
Lender servicing fee:	1.00%	Estimated return:	-7.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	1	Inquiries last 6m:	3	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	0 / 1	Length of status:	6y 5m
Credit score:	640-659 (Apr-2010)	Total credit lines:	25	Occupation:	Construction
Now delinquent:	4	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$33,380	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	26
Screen name:	kinetic-return8	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Upgrade Equipment
Purpose of loan:
This loan will be used to purchase new equipment that will help me streamline my cabinet making company. I currently pay another cabinet shop to sand down all my custom built doors. I have been blessed by god to continue to grow my business despite the tough economic conditions and want to bring this operation in-house to save time and money. I have an opportunity to help out another cabinet maker that is near foreclosure and has a sander that would be perfect for my shop and a fantastic price. I am able to purchase this machine valued at $15,000 for less than $5000.

My financial situation:
I am a good candidate for this loan because I have commitments for several large projects that are under construction. The net savings over then next 9 months on outsourcing will save me enough money to pay back the principle amount on this loan.

Monthly net income: $ 15,000.00

Monthly expenses: $ 10,120.00
??Rent: $ 1,200.00
??Insurance: $125.00
??Car expenses: $100.00
??Utilities: $120.00
??Phone, cable, internet: $75.00
??Labor: $5,000.00
??Cost of goods sold (Materials) $3,500.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453391
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$274.92

Auction yield range:	17.04% - 18.00%	Estimated loss impact:	26.00%
Lender servicing fee:	1.00%	Estimated return:	-8.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1988	Debt/Income ratio:	19%
Basic (1-10):	2	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	6 / 3	Length of status:	9y 6m
Credit score:	640-659 (Apr-2010)	Total credit lines:	39	Occupation:	Other
Now delinquent:	3	Revolving credit balance:	$2,777	Stated income:	$25,000-$49,999
Amount delinquent:	$124	Bankcard utilization:	101%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	20
Screen name:	adphspru77	Borrower's state:	Minnesota	Borrower's group:	CREDIT BUILDER
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
lawn, electric repair, central air
Purpose of loan:
This loan will be used to? purchase landscaping supplies?????

My financial situation:
I am a good candidate for this loan because?I have just bought a home?????

Monthly net income: $ 4000

Monthly expenses: $
??Housing: $?1773?
? Insurance: $300
??Car expenses: $150
??Utilities: $200
??Phone, cable, internet: $?102
??Food, entertainment: $ 500
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 200
??Other expenses: $ 150 copays for medical
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453415
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2001	Debt/Income ratio:	Not calculated
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	1 / 1	Length of status:	2y 1m
Credit score:	660-679 (Apr-2010)	Total credit lines:	3	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	8joshua8	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
vending route business investment
Purpose of loan:
This loan will be used to add to the?$7000 i have available in extra cash on hand to?purchase an existing snack/soda?vending route from a longtime friend of my sister who has had the route with all acounts in great standing goodwill for 6 years.

-all of the vending accounts are under? current contract with minimum of 2 years remaining and and are happy with service so will renew after that period as they?? always have in the past.

-there are 12 machines (8 soda, 4 snack)? on 8 locations (4 of the locations have 1 snack and 1 soda, and the remaining 4 locations have 1 soda each)

-the machines are in businesses with 50+ employees and the gross income from the 12 machines is $1800 per month, with the net income right around $800 per month.

My financial situation:
I am a good candidate for this loan because, i have?a great credit score and have never missed a single payment on any loan i have ever had or even ever had a single late payment, and i have let all of my loans run the full length of repayment schedule so as to keep my?built up solid.?i own my car outright and live in a family owned property as i have for the past 6 years, so given i only have around $50 a month insurance, and $70 an month phone bill and i work full time, i have an excellent debt to income ratio

Monthly net income: $ 1700

Monthly expenses: $ 412
??Housing: $ 0
??Insurance: $ 52?
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 70
??Food, entertainment: $ 250?
??Clothing, household expenses $ 40
??Credit cards and other loans: $ 0
??Other expenses: $ 0

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453421
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	23.68%	Starting borrower rate/APR:	24.68% / 26.98%	Starting monthly payment:	$356.32

Auction yield range:	8.04% - 23.68%	Estimated loss impact:	8.56%
Lender servicing fee:	1.00%	Estimated return:	15.12%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1986	Debt/Income ratio:	30%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	30 / 22	Length of status:	14y 9m
Credit score:	700-719 (Apr-2010)	Total credit lines:	66	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$57,625	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	affluence-pioneer874	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	700-719 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	660-679 (Aug-2009) 680-699 (Sep-2008)
Principal balance:	$5,116.51	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Pay off some High Interest Credit
Purpose of loan:
This loan will be used to close other debt and consolidate it into a single payment.? With the reduction in home values I have not been able to get a Home Equity line to consolidate loans.? I am also a lender here on Prosper to other borrowers !!!!? I think the Prosper Rating is also Wrong as I have NEVER Defaulted on Any payment.? I have lent money to 2 so called A Borrowers and they are in default while my E's are 100% on Time.?

My financial situation:
I am a good candidate for this loan because I have never been late on Any payments and I have a solid job.? I made some mistakes taking out loans from high interest lenders to cover costs for my kids and other issues.? This loan will be used to reduce payments on other lines and to close them reducing my debt burden.? I have a perfect payment record but due to volume of debt my score is lower.

Monthly net income: $ 12000
Monthly expenses: $
??Housing: $4600 ???
??Insurance: $ 800
??Car expenses: $ 450 ????
??Utilities: $ 300 ????
??Phone, cable, internet: $ 125
??Food, entertainment: $ 500
??Clothing, household expenses $
??Credit cards and other loans: $ 900
??Other expenses: $ 400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453427
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$407.12

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2005	Debt/Income ratio:	10%
Basic (1-10):	2	Inquiries last 6m:	7	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	4 / 3	Length of status:	2y 10m
Credit score:	660-679 (Apr-2010)	Total credit lines:	10	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$265	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	5%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	studious-community	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating MY LAST SCHOOL LOANS
Hello Everyone

Thanks for taking the time to view my Loan request.. I am currently employed full time. I have my masters in Business management. Been with my current employer for almost three years. We are a consulting and management Firm. Each year getting better and better.(knock on wood) I have spent the last 15 months paying down the last of my student loans and one credit card. I would like to lessen the amount of people I'm currently paying to simplify my finances and save a little in the process. I have never missed a pymt on any of my bills and currently make more than enough to pay my debt. I make it my focus to live well below my means as to stay ahead. Well I hope I didn't bore you all. Best wishes!!!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453435
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$138.66

Auction yield range:	11.04% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2002	Debt/Income ratio:	21%
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	7 / 7	Length of status:	5y 10m
Credit score:	640-659 (Apr-2010)	Total credit lines:	18	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$5,448	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	85%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	friendly-fund5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off high-interest loan
Purpose of loan:
This loan will be used to pay off a higher interest loan

My financial situation:
I am a good candidate for this loan because I am a responsible adult who will pay back the loan in a quick and timely manner as agreed upon.

Monthly net income: $3400

Monthly expenses: $2450
??Housing: $612
??Insurance: $115
??Car expenses: $500
??Utilities: $50
??Phone, cable, internet: $130
??Food, entertainment: $400
??Clothing, household expenses $50
??Credit cards and other loans: $500
??Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453439
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.38%	Starting borrower rate/APR:	10.38% / 12.49%	Starting monthly payment:	$324.46

Auction yield range:	4.04% - 9.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1990	Debt/Income ratio:	55%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	12 / 10	Length of status:	1y 7m
Credit score:	780-799 (Apr-2010)	Total credit lines:	32	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$7,758	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	26%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	DDH61	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	780-799 (Latest)
Principal borrowed:	$14,500.00	< mo. late:	0 ( 0% )	760-779 (Nov-2009) 800-819 (Feb-2008) 800-819 (Jan-2008)
Principal balance:	$5,209.21	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Consolidate Debt
Purpose of loan:
This loan will be used to? pay off?a high interest?credit card and refinance my Prosper loan with a remaining balance of approximately $5300.00.

My financial situation:
I am a good candidate for this loan because?as you can see by my profile, I am very responsible when it comes to paying my bills. I am a lender on Prosper and?have?active loans. I am trying to consolidate?to lower my monthly payments.Thanks for considering.

Net Income(not including?Wife)- 3600.00/mo.
Monthly Debt:
Housing- 587.00
Truck Note- 573.00?
Camper- 300.00
Utilities/Cable- 225.00
Credit Cards- 300.00
Gas/Grocery- 600.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453441
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1997	Debt/Income ratio:	22%
Basic (1-10):	3	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	12 / 10	Length of status:	2y 9m
Credit score:	640-659 (Mar-2010)	Total credit lines:	27	Occupation:	Accountant/CPA
Now delinquent:	4	Revolving credit balance:	$3,472	Stated income:	$50,000-$74,999
Amount delinquent:	$671	Bankcard utilization:	68%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	yield-detective	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Free me from payday loan bondage!
Purpose of loan:
This loan will be used to??pay off 4 payday loans (that I should have never taken out) that have very high interest rates. Hindsight really is 20/20. Loan 1's current balance is $580.53 and has an interest rate of 349.21%. Loan 2's balance is $1,167.09 and has an interest rate of 475.35%. I have paid down some of the principal on these 2 loans, but am not getting very far very fast on paying them down at those interest rates. Loan 3's balance is $390 with an interest rate of 391.07% and loan 4's balance is $576.26 with an interest rate of 521.43%. I have not been able to? pay anything other than the interest on loans 3 and 4. Boy now do I realize how stupid taking these loans were, though at the time I thought they? were my best option. In January of 2009 my company implemented a 10% pay decrease across the board, and I took out these loans to cope with the decrease in pay. What a mistake! And now I am in bondage to these payday lenders.?

My financial situation: I am a good candidate for this loan because?this past January my full salary was restored by my company. Also, I have been paying over $650 per month, INTEREST ONLY, with no end in sight on these payday loans. If I can obtain funding for this Prosper loan, my payment would be MUCH lower than that, I will save TONS of money with the much lower interest rate, and there is a finite amount of time in which this loan will be paid off. I realize that my rating is HR, and the reason for that is the number of medical collections that are on my credit report. These collection items should fall off of my report by the end of 2010, and in addition, the two installment loans that are in my name will be paid off this summer. With each of these transactions, my score should see significant improvement by year's end. Also, you will see that I have had no delinquencies in the past 7 years. My record currently shows approximately $600 past due right now; however, those have been paid. I am only paid once a month, so all of my payments are made from that one paycheck for the month.

Monthly net income: $ 3,654.15
Monthly expenses:???$3,124.22
Utilities/cable/phone:? $378
Car payment:? $450 (will pay off in Sept)
Personal loan: $210 (will pay off in July)
Credit Cards: $231.22
Groceries: $600 ($150 per week, family of 5)
Musical Instrument rentals for children: $65
Gas: $160
Clothing: $200
School lunches: $180 ($15 per week per child, 3 children)
Payday loans: $650
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453445
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1972	Debt/Income ratio:	16%
Basic (1-10):	1	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	4 / 3	Length of status:	10y 7m
Credit score:	640-659 (Apr-2010)	Total credit lines:	15	Occupation:	Clerical
Now delinquent:	2	Revolving credit balance:	$2,182	Stated income:	$25,000-$49,999
Amount delinquent:	$2,555	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	2
Screen name:	rupee-exchanger	Borrower's state:	RhodeIsland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a new car for my son and I
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453457
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$22,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.38%	Starting borrower rate/APR:	11.38% / 13.50%	Starting monthly payment:	$724.22

Auction yield range:	4.04% - 10.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1990	Debt/Income ratio:	18%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 9	Length of status:	22y 11m
Credit score:	780-799 (Apr-2010)	Total credit lines:	22	Occupation:	Scientist
Now delinquent:	0	Revolving credit balance:	$206,114	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	45%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	best-stable-generosity	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay down adoption expenses
Purpose of loan:
This loan will be used to pay off a high interest rate credit card that was used to fund international adoption from Armenia in August last year. The promotional rate of 2% expired. The adoption required significant expense that was to have been covered by parents, who ran into financial problems and could not fulfill promises.

My financial situation:
I am a good candidate for this loan because my wife and I have substantial W-2 income, are current on all obligations, and are currently paying a monthly amount that would pay this loan off in three years if the interest rate were reasonable. At almost 20% interest, much of the payment goes toward accrued interest.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453469
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1999	Debt/Income ratio:	27%
Basic (1-10):	2	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	12 / 9	Length of status:	3y 11m
Credit score:	620-639 (Apr-2010)	Total credit lines:	48	Occupation:	Analyst
Now delinquent:	4	Revolving credit balance:	$1,394	Stated income:	$50,000-$74,999
Amount delinquent:	$5,053	Bankcard utilization:	41%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	20
Screen name:	luckiestone	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	620-639 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	600-619 (Aug-2008)
Principal balance:	$1,177.59	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Need To Consolidate My Debt
Purpose of loan:
This loan will be used to consilidate my debt into one, more?easy to manage?payment.

My financial situation:
I am a good candidate for this loan because I do meet my financial obligations.I fell behind a bit on a few?accounts last year and that had a negative impact on?my credit rating. However I have paid them?bringing them current. ?I have been with my current employer right at 4 years. I enjoy my work and the people that I can help. My job is stable and secure. I also carry short and long term disability insurance that will protect my income and replace it?if anything were to happen. Of course I do not see that happening but just in case, I would still be able to meet my obligations. I also am a current Prosper borrower. My payments are drafted from my bank account each month. I have never missed a payment nor have had any payments returned. I plan on? paying off my current prosper loan with these funds as well as several other things. I hold myself accountable to my obligations both financial and personal. By taking this colidation loan I will increase my monthly cash flow by about $500, this is after accounting for the anticipated payment from this loan.

Monthly net income: $ 4600.00

Monthly expenses: $
??Housing: $ 957
??Insurance: $ 275
??Car expenses: $ 140 (My car is paid for. These expenses allow for gas, and oil changes)
??Utilities: $?415
??Phone, cable, internet: $ 120
??Food, entertainment: $ 500
??Clothing, household expenses $ 375
??Credit cards and other loans: $ 750
??Other expenses: $ 350
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453471
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$191.86

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1996	Debt/Income ratio:	47%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	32 / 30	Length of status:	6y 1m
Credit score:	760-779 (Apr-2010)	Total credit lines:	52	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$53,084	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	68%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	shopforsaving	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 100% )	760-779 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	740-759 (Dec-2009) 760-779 (Aug-2009) 740-759 (Jun-2008) 720-739 (Oct-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	35
Description
Loan for Income Tax Payments
Hi, I work as a Director?of?an educational company.?We have a home and?our current housholed income is $172,000 (including spouse's income).My credit grade is "A". I?always pay my bills on time.?I have good payment record, I paid off my first prosper loan on time.

I will use the loan to pay Income Tax. Last year we had to take out money from the IRA account and now we are realizing that it was a big mistake. Due to that factor we owe $5800 to state and federal.

Monthly Income: $9,700 after taxes($3800 mine + $5700 spouse) Monthly Expenses:
Mortgage: $2800 (including PMI)
Insurance: $65
Car Payments: $400 ( 5 payments left)
Car Insurance: $150
Commute and auto related: $350
Utilities: $600
Household expenses: $1800 (including food, clothing, other bills)
Credit Cards: $1500
Student Loans: $636
Savings: $700.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453475
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$139.16

Auction yield range:	11.04% - 24.00%	Estimated loss impact:	10.59%
Lender servicing fee:	1.00%	Estimated return:	13.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1996	Debt/Income ratio:	17%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 7	Length of status:	0y 8m
Credit score:	640-659 (Apr-2010)	Total credit lines:	21	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$7,570	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	38
Screen name:	hispadgirl	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	640-659 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	620-639 (Aug-2008)
Principal balance:	$906.12	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Need small loan to help me catch up
Purpose of loan:
I was out of the job for 7 months last year and was able to secure a job out of state. Unfortunately the move set me back a bit and I was hoping I could secure a loan that could help me get back on track.

My financial situation:
I am a good candidate for this loan because I am a responsible, hard-working professional who has run into some bad luck the last year or so.?I am just trying to get a small loan so that I?can catch up?on a few?debts.

Monthly net income: $4,000.00

Monthly expenses:
??Housing: $1150
??Insurance: $120
??Car expenses: $550?
??Utilities: $100
??Phone, cable, internet: $ 300
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 400
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453493
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.32%	Starting borrower rate/APR:	32.32% / 34.73%	Starting monthly payment:	$524.79

Auction yield range:	11.04% - 31.32%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	27 / 23	Length of status:	5y 0m
Credit score:	720-739 (Apr-2010)	Total credit lines:	85	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$110,766	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	66%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	emphatic-commerce	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Est Company. Wanting to Grow.
Country Auto Sales Executive Summary

Country Auto Sales (CAS) is seeking a small number of select investors in order to capitalize on an immediate opportunity to accelerate the expansion of its proven business model.

In return, investors will receive extraordinary returns, within the context of a business structure that is designed to minimize risk and maximize a demonstrated competitive advantage.

Company Vision
The company is dedicated to providing quality used vehicles with guaranteed financing through a true ?tote the note? structure.

Business Strategies
CAS sells and finances quality cars recognizing that its pay-here financing program (bi-weekly payments) is dependent upon reliable vehicles.

Company Background
CAS began operations on August 15, 2006 with $500,000 invested.

Since 2006:
??? ?CAS has sold over a total of 2500 vehicles
??? ?CAS has over 100 vehicles on the books ($650,000 of principle)
??? ?CAS has more than $50,000 worth of paid inventory? ?

Business/Profit Model

??? ?Average wholesale price is $2800
??? ?Average down payment price is $1000
??? ?Average out of pocket expense per car is $1800

??? ?Average retail price is $2000 above wholesale
??? ?Average interest is $1500
??? ?Average finance is 24 months

CAS has achieved economies of scale that allow it to perform efficiently, while enjoying ample room for growth. Currently, operational expense is $10,000 per month. ?

Competitive Climate

The company?s experience demonstrates that in Forsyth County, North Carolina, alone, there exists the potential for financing 30 to 40 cars per month. While there are many buy-here, pay-here dealers active in the market, CAS?s guaranteed financing program offers a unique and demonstrably successful twist on other dealers? approach to the market.

CAS?s competitiveness in the marketplace is further improved by policies and staffing strategies that have dramatically improved delinquency rates, when compared to industry averages; nationally buy-here, pay-here dealerships see delinquencies of some 25 percent; at CAS, the rate is just 14 percent.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453499
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.05%	Starting borrower rate/APR:	12.05% / 14.18%	Starting monthly payment:	$249.29

Auction yield range:	11.04% - 11.05%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1989	Debt/Income ratio:	7%
Basic (1-10):	7	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	4 / 4	Length of status:	0y 1m
Credit score:	660-679 (Apr-2010)	Total credit lines:	36	Occupation:	Construction
Now delinquent:	0	Revolving credit balance:	$2,806	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	15%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	cash-titan9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buying use car for our family
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453501
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1994	Debt/Income ratio:	13%
Basic (1-10):	3	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	5 / 5	Length of status:	1y 9m
Credit score:	740-759 (Apr-2010)	Total credit lines:	5	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$482	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	balance-accelerator	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?
Pay off high interest credit cards and consolidate debt
My financial situation:
I am a good candidate for this loan because?
I have a good credit history and stable employment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453505
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1987	Debt/Income ratio:	>1000%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	3 / 3	Length of status:	26y 6m
Credit score:	660-679 (Apr-2010)	Total credit lines:	9	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$3,419	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	86%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	5
Screen name:	seeker811	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453507
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2004	Debt/Income ratio:	12%
Basic (1-10):	1	Inquiries last 6m:	8	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	3 / 3	Length of status:	2y 8m
Credit score:	640-659 (Apr-2010)	Total credit lines:	14	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$175	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	13%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	6
Screen name:	nicole1984	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Life
Purpose of loan:
This loan will be used to pay for school,car repairs

My financial situation:
I am a good candidate for this loan because ?

Monthly net income: $ 4000

Monthly expenses: $
??Housing: $ 350
??Insurance: $?0
??Car expenses: $ 650
??Utilities: $ 100
??Phone, cable, internet: $180
??Food, entertainment: $ 150
??Clothing, household expenses $200
??Credit cards and other loans: $?0
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453511
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,215.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.09%	Starting borrower rate/APR:	31.09% / 34.40%	Starting monthly payment:	$52.31

Auction yield range:	11.04% - 30.09%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.33%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1999	Debt/Income ratio:	51%
Basic (1-10):	8	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	13 / 9	Length of status:	2y 11m
Credit score:	660-679 (Apr-2010)	Total credit lines:	31	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$40,982	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	88%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	handy-dedication	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement Prior to Sale
Purpose of loan:
The purpose of this loan is to:
Make minor home improvements?prior to?the house?selling/closing?on?April 30th; My house is already under contract to be sold and I need to replace and paint some of the wood soffit/eaves before the closing date.

My financial situation:
I have a great?Information Technology (Network Services) job that pay very well. The?small size of the loan amount?and repayment schedule allow me to?easily?pay off this loan in a responsible and timely manner.?While this loan will assist me with small home improvements prior to sale, it will also help me to "get my foot in the door" and show lenders that I'm a trustworthy borrower on Prosper.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453513
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	23.50%	Starting borrower rate/APR:	24.50% / 26.80%	Starting monthly payment:	$118.49

Auction yield range:	11.04% - 23.50%	Estimated loss impact:	10.58%
Lender servicing fee:	1.00%	Estimated return:	12.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2006	Debt/Income ratio:	8%
Basic (1-10):	6	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	12 / 12	Length of status:	1y 5m
Credit score:	740-759 (Apr-2010)	Total credit lines:	13	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$4,238	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	41%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	return-harmonica	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt consolidation
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453517
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$19,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$696.46

Auction yield range:	17.04% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2003	Debt/Income ratio:	37%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 8	Length of status:	1y 4m
Credit score:	700-719 (Apr-2010)	Total credit lines:	10	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$14,163	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	81%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	lovely-platinum	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my Credit Cards
Purpose of loan:
This loan will be used to? Pay Off my Credit Cards?

My financial situation:
I am a good candidate for this loan because? I never pay later my responsabilities

Monthly net income: $ 4,800.oo

Monthly expenses: $3,700.oo
??Housing: $ 1,640.oo
??Insurance: $ 142.oo
??Car expenses: $ 100.oo
??Utilities: $ 365
??Phone, cable, internet: $80.oo?
??Food, entertainment: $300.oo
??Clothing, household expenses $100.oo?
??Credit cards and other loans: $ 1,000.oo
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453523
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1996	Debt/Income ratio:	26%
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	8 / 3	Length of status:	13y 11m
Credit score:	640-659 (Mar-2010)	Total credit lines:	26	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	5
Screen name:	blue-charming-fund	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Eliminate my curret debts
Purpose of loan:
This loan will be used to?significantly reduce my current debts by eliminating most or all of my higher debts, and if necessary, some of the smaller ones aswell. And to finance one of my small poetry projects.????????????????????????????????????????????????? ???????????????????????????????????????????????????? financial situation:
I am a good candidate for this loan because??I have a steady and reliable source of income with my employer.? I'm more than willing to work holidays?which will add to my income and ablity to make on time monthly payments, considerably.? I'm scheduled to receive a $1500.00 bouns, minus taxes, from my employer on my 15th anniversary with them which is 5/6/11.? I have approximately $34,000.00 in my 401K? and approximately $43,000.00 in my profit share savings with my employer.? In my past, I had payday loans problems, 13 total, which severely
"crippled" my finances and ruined my credit.? But now, all these problems are fully resolved and my financial situation has improved greatly.? The total of my monthly expenses = 1967.27

Monthly net income: $
2551.26
Monthly expenses: $
??Housing:?$250.00
??Insurance: $?(Through employer.? Taken from pay)
??Car expenses:?$150.00
??Utilities: $?N/A (Optional because I live with relatives)
??Phone, cable, internet: $ 239.00
??Food, entertainment: $ 150.00 (? Flexiable)
??Clothing, household expenses $ 150.00 (Flexiable)
??Credit cards and other loans: $ 826.27
??Other expenses: $ 202.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453525
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	14.04% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1986	Debt/Income ratio:	65%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	24 / 22	Length of status:	19y 8m
Credit score:	640-659 (Apr-2010)	Total credit lines:	53	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$34,758	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	murphy85	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 88% )	640-659 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	3 ( 12% )	680-699 (Jan-2008)
Principal balance:	$4,777.87	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
Paying off credit cards
Purpose of loan:
This will be on 2nd loan with Prosper.? I have proved over the last years that I have been responsible for this loan and never missed a payment.??This loan will be used to pay down the balance of my credit card debt (the first loan was wonderful and paid the first bulk of credit cards).??I would like to see my interest rate on this loan below 20%, but the loan would make sense to me if I go as high as 24% (This would still be better than the credit card interest rates!).? As a single mother,?I have?raised a terrific son,?who will graduate from college in July.??I am paying?high interest rates, because my debt is high!??I believe?with this loan, I could get my debt/income ratio lowered much faster by paying down the debt faster.??My main job earns my ~$55000 with overtime; and I also have a second job that gives me much needed?monthly income (about $400 - 500 per month).??My credit score is still?good; but it could certainly be better!?I know I ran into a "bad" patch with some late payments in the December time frame ( had some major car issues), but all is good now!? I have eliminated all extraneous expenses and I?would?love to be?out of debt completely.??With the higher interest rates I have, I don't seem to be making headway!? I live with my elderly?mom to help her out, and consequently have?no housing costs (as her house is paid off). I just need to see some light at the end of the tunnel.? My goal is to be totally debt-free within 3 years!?

My financial situation:
I am a good candidate for this loan as I have proven my responsibility to paying off the first loan and because I have a goal to retire within the next 15 years, and I?am on a quest to be debt free within three years!? I am extremely motivated to do this!? And, if?possible, this loan will not be outstanding for 3 years; I would like to?pay it off sooner than later.??????

Monthly net income: $ 2500

Monthly expenses: $
??Housing: $ 0
??Insurance: $500/year
??Car expenses: $ 375/month in payment; $100/month in gas????
??Utilities: $ 0
??Phone, cable, internet: $ 150/month?
??Food, entertainment: $50
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 1300
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453529
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	33.23%	Starting borrower rate/APR:	34.23% / 38.36%	Starting monthly payment:	$44.80

Auction yield range:	17.04% - 33.23%	Estimated loss impact:	19.96%
Lender servicing fee:	1.00%	Estimated return:	13.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2002	Debt/Income ratio:	26%
Basic (1-10):	4	Inquiries last 6m:	6	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	5 / 3	Length of status:	4y 8m
Credit score:	640-659 (Apr-2010)	Total credit lines:	27	Occupation:	Laborer
Now delinquent:	0	Revolving credit balance:	$404	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	80%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	17
Screen name:	fairness-cougar	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
COMPRAR MAS CUENTAS
MIS INGRESOS NETOS AL ANO SON APROGSIMADAMENTE DE $35000

EL MOTIBO DEL PRESTAMO ES PARA EXPANDIR MI NEGOSIO
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453535
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,200.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$144.76

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1990	Debt/Income ratio:	30%
Basic (1-10):	5	Inquiries last 6m:	6	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	14 / 8	Length of status:	13y 8m
Credit score:	700-719 (Apr-2010)	Total credit lines:	40	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$2,338	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	35%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	orange-worldly-money	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement-Air Conditioning!
Purpose of loan: To install a new heating/air conditioning unit in the home I purchased in January. Unfortunately, the fact that the system was older and needed to be replaced was not evident in the home inspection. I have been advised to replace it rather than repair the old unit, as I would have to keep on repairing it as parts wear out. It is better to go ahead and replace it with a more energy-efficient unit now, before the weather gets hot and before next winter. I have some funds in savings that I plan to put towards this project, however, I need to come up with an additional $3200 to compete it.

My financial situation is excellent. I am a new home owner and have no other debt except for a car loan, a dental biil and a small credit card balance, which I pay in full each month.
I am a good candidate for this loan because I have a stable, well paying teaching job in an excellent school district. I have been teaching at the same school for 14 years and have a steady, reliable income and full benefits, which increase yearly. I also have additional income provided by an annuity from my late Fathers' estate. I have a very good credit score, pay my bills on time and have no negative credit history.
Thank you for considering my loan application.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453541
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1984	Debt/Income ratio:	25%
Basic (1-10):	1	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	3 / 4	Length of status:	2y 0m
Credit score:	600-619 (Apr-2010)	Total credit lines:	43	Occupation:	Executive
Now delinquent:	7	Revolving credit balance:	$439	Stated income:	$25,000-$49,999
Amount delinquent:	$3,108	Bankcard utilization:	109%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	30
Screen name:	samiejo	Borrower's state:	Minnesota	Borrower's group:	Have Money - Will Bid
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	14 ( 82% )	600-619 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	3 ( 18% )	600-619 (Sep-2009) 620-639 (Oct-2008) 580-599 (Aug-2008) 580-599 (Mar-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Paying off old debt
Purpose of loan:
This loan will be used to?

I am a newly single mom that is trying to get her life back on track. I have some debt that needs to be consolidated so I am looking at this opportunity to start my life over. I have 2 teenagers that will need me to keep them on track to finish school and grow up and go to college. I can't take a second job because I need to be at home to give them direction and keep them out of trouble.

My financial situation:
I am a good candidate for this loan because? I paid my loan off with Prosper and am in good standings with it. I am dedicated to paying this loan off just like the one that?I currently had with Prosper. The last loan I had with Prosper I paid it off early. Please help me consolidate my debt and start a new life as a single mom. I am not getting anything from my ex husband so I need this loan to help me stay on track.

Monthly net income: $ 4,400.00

Monthly expenses: $
??Housing: $?500.00
??Insurance: $ 0
??Car expenses: $100.00
??Utilities: $ 100.00
??Phone, cable, internet: $200.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $0
??Credit cards and other loans: $ 1100.00
??Other expenses (sports for the children): $600.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453547
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1989	Debt/Income ratio:	32%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	8 / 8	Length of status:	6y 9m
Credit score:	680-699 (Apr-2010)	Total credit lines:	36	Occupation:	Civil Service
Now delinquent:	1	Revolving credit balance:	$3,420	Stated income:	$50,000-$74,999
Amount delinquent:	$12,755	Bankcard utilization:	90%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	9
Screen name:	camaro2	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	680-699 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	680-699 (Sep-2008) 700-719 (Apr-2008)
Principal balance:	$1,907.64	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Veteran Needs Help!
Purpose of loan:
This loan will be used to?to purchase new tires and have a much needed dealer maintenance onr my 2005 pick truck

My financial situation:
I am a good candidate for this loan because?I have sound employment with a steady income and?pay all my bills on thime each month. I also receive military retirement pay.?I have never been late on a Prosper payment in the past. I would much rather borrow from Prosper members who can?benefit from the loan instead of banks who have taken advantage of people for?too long! Any help will be?appreciated!????

Monthly net income: $ 4900

Monthly expenses: $
??Housing: $ 1760
??Insurance: $ 289
??Car expenses: $ 900
??Utilities: $ 350????
??Phone, cable, internet: $250
??Food, entertainment: $200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 200
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453549
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1996	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Not employed
Enhanced (1-5):	5	Current / open credit lines:	7 / 5	Length of status:	0y 3m
Credit score:	700-719 (Apr-2010)	Total credit lines:	24	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$3,420
Amount delinquent:	$0	Bankcard utilization:	95%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	happy-note6	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for college
Purpose of loan:
This loan will be used to pay for the completion of my B.S. in Organizational Leadership for Not-for-Profits. My financial aid will not arrive in time for me to continue my coursework for the summer session. I do not want to have to abandon my education as it has already taken me a while to complete.
I am a good candidate for this loan because I know the value of having a degree. After my son was born 10 years ago, I took a leave of absence form college to raise him and began working as a newspaper editor. The pay was low and our family was struggling. I wanted to return to school many times over the past 10 years but my job responsibilities would not allow me to do so. After careful consideration and with the support of my family, I made the decision to leave my position and concentrate on finishing my degree. When I graduate in December, I will be the first person in my family to have gone to and graduated from college. I will also prove to others that having a disability does not stop you from making your dreams come true. It my hope to be able to enable others to achieve their goals in the future.

Monthly net income: $ $1,300.00

Monthly expenses: $
??Housing: $0
??Insurance: $0
??Car expenses:
??Utilities:
??Phone, cable, internet:
??Food, entertainment: $100
??Clothing, household expenses $0
??Credit cards and other loans: $600
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453551
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,800.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$73.85

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2007	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	2 / 2	Length of status:	2y 0m
Credit score:	660-679 (Apr-2010)	Total credit lines:	3	Occupation:	Student - College J...
Now delinquent:	0	Revolving credit balance:	$1,372	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	81%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	mystical-peace9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for college
Purpose of loan:
This loan will be used to help pay for college

My financial situation: I live with my parents and have a very solid foundation. Want to take initiative and pay for my own education.
I am a good candidate for this loan because I have few credit cards, and have maintained a good credit rating.
I have started a new company and have been contracting gigs regularly.

Monthly net income: $ 3500

Monthly expenses: $60
??Housing: $free
??Insurance: $free
??Car expenses: $free
??Utilities: $free
??Phone, cable, internet: $free
??Food, entertainment: $100
??Clothing, household expenses $100
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453553
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$904.31

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2001	Debt/Income ratio:	36%
Basic (1-10):	1	Inquiries last 6m:	8	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	17 / 16	Length of status:	7y 7m
Credit score:	660-679 (Apr-2010)	Total credit lines:	40	Occupation:	Nurse (LPN)
Now delinquent:	0	Revolving credit balance:	$16,615	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	70%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	reward-innovator	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to? consolidate my credit cards, for tax payments, to save interest

My financial situation:
I am a good candidate for this loan because? my income & my job is stable as a nurse

Monthly net income: $ 8,000-9,600

Monthly expenses: $3,000
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453555
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.48%	Starting borrower rate/APR:	9.48% / 9.82%	Starting monthly payment:	$256.19

Auction yield range:	3.04% - 8.48%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1994	Debt/Income ratio:	25%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	9 / 9	Length of status:	12y 0m
Credit score:	800-819 (Mar-2010)	Total credit lines:	18	Occupation:	Clergy
Now delinquent:	0	Revolving credit balance:	$141,734	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	57%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	breadman	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off credit card debt. We've accrued some debt on two different cards. The debt mostly came from education fees (books, supplies and not tuition), maintenance of our rental unit, work related expenses (my wife is a teacher and she does not get reimbursed for supplies), and to be honest, we didn't pay attention to some of these outflows and found ourselves spending more than income to cover it.

The three credit cards we wish to consolidate are the following:
1. Bank of America Visa, $2900, 12.75%
2. Bank of America Visa, $4900, 12.75%

My financial situation:
I am a good candidate for this loan because:
1. Both my wife and I have great credit and we plan to keep it that way. In other words, defaulting on this loan is out of the question.
2. We will automate payments to assure that our monthly dues are met.
3. I have been a Prosper Lender. So I know the process and value of this community.

The Prosper info did not include my wife's salary--she is a tenured teacher. With her salary, my debt ratio is much lower. Also, it shows that I have revolving credit at over $141,000---that's referring to two HELOCs, one for our rental unit and the other for our home.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453557
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.48%	Starting borrower rate/APR:	9.48% / 9.82%	Starting monthly payment:	$384.28

Auction yield range:	3.04% - 8.48%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1996	Debt/Income ratio:	20%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 7	Length of status:	8y 6m
Credit score:	820-839 (Apr-2010)	Total credit lines:	27	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$11,658	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	39%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	MidCap	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 100% )	820-839 (Latest)
Principal borrowed:	$25,000.00	< mo. late:	0 ( 0% )	760-779 (Mar-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Paying off Visa
Purpose of loan:
This loan will be used to payoff my Visa
My financial situation:
I am a good candidate for this loan because I am a well-paid federal employee.? I previously borrowed 25K from Prosper and paid it off within about a year.? I currently have an approx 11k balance on my Visa, mostly the?result?of a friend's medical bills.? He will not be able to pay me back for some time, and?I can pay it off sooner through prosper, than by leaving it on the Visa.?

I have excellent credit and have never had a delinquency, late, or missed payment.? The loan will easily be repaid with funds that would have been spent on the Visa payment.? In the interest of full disclosure, I will most likely not carry the debt the full three years, but will hopefully?pay it off within 18-24 months.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453565
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.28%	Starting monthly payment:	$329.03

Auction yield range:	17.04% - 22.00%	Estimated loss impact:	19.25%
Lender servicing fee:	1.00%	Estimated return:	2.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1998	Debt/Income ratio:	48%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	10 / 10	Length of status:	4y 3m
Credit score:	740-759 (Apr-2010)	Total credit lines:	23	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$19,488	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Jinxgolf	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	43 ( 100% )	740-759 (Latest)
Principal borrowed:	$15,250.00	< mo. late:	0 ( 0% )	680-699 (Apr-2009) 720-739 (Dec-2007) 700-719 (Apr-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	43
Description
Taxes & Credit Card
Purpose of loan:
This loan will be used to payoff two credit cards. One previously had a zero balance but I had to?put?what I owed in taxes this year on that card. The other card was also previously paid off, however, during the economic dowturn my wife lost her job and we ran up the balance again trying to make ends meet.?

My financial situation:
This will be my third prosper loan.The other two were successfully paid off. No late payments EVER! This loan will effectively lower my monthly payment and put me on a three year plan to get all of this taken care of. I was debt free for about 6 months and loved the feeling. I want to get back to that. My wife has since gone back to work and is making around 45k, which is obviously not included in my income. I would rather pay interest to the people of Prosper than the credit card company.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453567
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.17%	Starting borrower rate/APR:	29.17% / 31.54%	Starting monthly payment:	$84.00

Auction yield range:	11.04% - 28.17%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1996	Debt/Income ratio:	4%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 4	Length of status:	3y 11m
Credit score:	760-779 (Apr-2010)	Total credit lines:	6	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$114	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	enthralling-silver	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Medical/Auto bills
Purpose of loan:
I am using the loan to pay off some car repairs and some medical bills that my insurance didn't cover.

My financial situation:
I am a good candidate for this loan because I have a stable job with over 46,000 people employed over 180 countries.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453575
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 31.34%	Starting monthly payment:	$41.03

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2004	Debt/Income ratio:	14%
Basic (1-10):	8	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	3 / 3	Length of status:	5y 7m
Credit score:	640-659 (Apr-2010)	Total credit lines:	13	Occupation:	Military Enlisted
Now delinquent:	0	Revolving credit balance:	$1,563	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	62%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	23
Screen name:	fair-currency4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Moving expenses
Purpose of loan:
This loan will be used to? Cover my moving expenses. I just moved from state to state and it was expensive.

My financial situation:
I am a good candidate for this loan because? I get a steady paycheck every two weeks

Monthly net income: $ 3,100

Monthly expenses: $
??Housing: $ 750
??Insurance: $ 150
??Car expenses: $ 300
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 0
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 0
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453577
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	15.50%	Starting borrower rate/APR:	16.50% / 18.69%	Starting monthly payment:	$123.92

Auction yield range:	4.04% - 15.50%	Estimated loss impact:	2.16%
Lender servicing fee:	1.00%	Estimated return:	13.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1983	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	9	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	15 / 12	Length of status:	17y 2m
Credit score:	720-739 (Mar-2010)	Total credit lines:	31	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$187	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	2
Screen name:	bountiful-interest2	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Up and coming craft store
Purpose of loan:
This loan will be used to?pay off?for a used van for my wifes home business. About 7 years ago my wife started creating and selling hand crafted Pittsburgh Steeler memorabilia from our home. From there it moved to a store front where our business has really climbed. But anyway, the purposes of the loan will be used to purchase a van for my wife to transport, deliver, and pick up supplies for?our business as well as have a custom design about the company placed on the window. It would also be perfect because our son just left for college and we would like to give her currnet car to him being that he will be about 12 hrs away from any family.

My financial situation:
I am a good candidate for this loan because I pay all?my debts, and they are on time every month. I have stability in my income (w/the same company?for 17yrs), stability at home (home owner), and I am dependable. Because I take borrowing money very seriously I will paying the payments on time or early every month to making sure that you get the money you invested in me back.?I have listed all of my monthly bills below for you to consider and I hope that you find me worthy of this investment.

Thank You

Monthly Net Income: 3400
Monthly expenses: $?1790
??Housing: $?250
??Insurance: $?160
??Car expenses: $?315 +gas
??Utilities: $?240
??Phone, cable, internet: $?125
??Food, entertainment: $?500??
? Credit cards: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453587
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$323.42

Auction yield range:	11.04% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1983	Debt/Income ratio:	23%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	18 / 14	Length of status:	1y 0m
Credit score:	660-679 (Apr-2010)	Total credit lines:	33	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$264,745	Stated income:	$100,000+
Amount delinquent:	$10,414	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	3
Screen name:	newest-supreme-loyalty	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Free me from loan modification hell
Purpose of loan:
This loan will be used to? pay the delinquent payments on my primary residence mortgage

My financial situation:
I am a good candidate for this loan because? i have perfect credit for over 25 years except for my current mortgage.? Fell behind due to closing company in oct 08 with 130k in debt. worked part-time to may ?09, full time beginning may 09.? applied for modification in april 09, still not reviewed.? Made all trial payments on time, am now making extra payments to catch up, but need to catch up immediately so I can accept invitation to interview for more lucrative, stable position, and credit can be pulled without delinquency showing.I have explained this to prospective employer and they are ok with it as long as I am no longer delinquent.Contractual mortgage payment = 1495/mo, I am currently paying over 2,300/mo to catch up as quickly as I can.? all excess income has been directed reduce old business debt from 130K to 93K currently.

happy to provide documentation.

Monthly net income: $
120,000/yr + bonus.? bi-weekly take home = 3,669.? two bonus checks take home of $13K in 12/09 and 2K in feb '09 on approx. 21k gross bonus.
Monthly expenses: $
??Housing: $ 1,495 (contractual payment v. 1163 "trial" payments made for the last 12 mos +?4 extra payments since feb '10)
??Insurance: $ 0?(paid by wife through?employer?plan)
??Car expenses: $ 0 loan; 135/mo insurance
??Utilities: $ 200
??Phone, cable, internet: $ 320
??Food, entertainment: $ 500
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 2,600 (personal loans inherited from closed business)
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453589
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	2	Inquiries last 6m:	3	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	5 / 5	Length of status:	0y 8m
Credit score:	680-699 (Apr-2010)	Total credit lines:	17	Occupation:	Sales - Retail
Now delinquent:	3	Revolving credit balance:	$665	Stated income:	$25,000-$49,999
Amount delinquent:	$3,133	Bankcard utilization:	39%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	greenback-satellite	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
need to buy box truck (mattress co)
Purpose of loan:
This loan will be used to? Buy a used box truck for mattress business.

My financial situation:
I am a good candidate for this loan because?Have several years in mattress industry. Started a mattress co . 7 months ago, but need a box truck due to growth and outgrowing my regular truck. It will also?provide advertising for my business location. website is sleep123beds.com

Monthly net income: $ 4200
Monthly expenses: $
??Housing: $?1400??Insurance: $ 200
??Car expenses: $ 300
??Utilities: $ 200
??Phone, cable, internet: $ 200
??Food, entertainment: $ 600
??Clothing, household expenses $
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453591
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,950.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.30%	Starting borrower rate/APR:	9.30% / 9.64%	Starting monthly payment:	$158.10

Auction yield range:	3.04% - 8.30%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1984	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	7 / 7	Length of status:	12y 3m
Credit score:	800-819 (Mar-2010)	Total credit lines:	17	Occupation:	Investor
Now delinquent:	0	Revolving credit balance:	$26,303	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	17%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	safe-serene-money	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Debt
Purpose of loan:
This loan will be used to?pay off a credit card that will?reset to 17.99% after the promo rate ends.

My financial situation:
I am a good candidate for this loan because I have excellent credit and have never been late on any?payment.?There is no risk at all in funding this loan. Thank you.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453593
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	24.56%	Starting borrower rate/APR:	25.56% / 27.87%	Starting monthly payment:	$400.57

Auction yield range:	8.04% - 24.56%	Estimated loss impact:	9.09%
Lender servicing fee:	1.00%	Estimated return:	15.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1995	Debt/Income ratio:	28%
Basic (1-10):	4	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	6 / 6	Length of status:	0y 1m
Credit score:	780-799 (Apr-2010)	Total credit lines:	33	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$1,802	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	72%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	8
Screen name:	best-diplomatic-duty	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchase machinery - juice company
Purpose of loan:
This loan will be used to purchase printing and labeling machine to bottle the juice.? In addition the loan will provide working capital to purchase ingredients wholesale, which will increase the profit margin for manufacturing the juice.

My financial situation:
I am a good candidate for this loan because I have an excellent?track record?of successfully?managing?the operation of several businesses.? ?I am employed and can afford to repay the loan from my income employment?and from the income of the juice company.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453595
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1998	Debt/Income ratio:	Not calculated
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 4	Length of status:	1y 3m
Credit score:	640-659 (Mar-2010)	Total credit lines:	10	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$14,419	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	83%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	extraordinary-pound9	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Student Loan
Purpose of loan:

I have been accepted into Brooklyn Law School and need help with paying for upcoming finances.? [Tuition, books, etc. ] I was unemployed for all of 2008 and had to rely heavily on my credit cards to help me with my finances.? Since being back to work, since early last year, I have been able to fully pay off one out of three of my credit cards. I?m on the right path to paying off the remaining two balances as well as keep up with my day to day living expenses. During my undergrad, I was able to pay for my tuition out of pocket, but because I was unemployed, most of my savings was depleted and I had to rely on my credit cards.? Since I will not be unable to make payments for law school upfront ? as I was able to with my undergrad - ?I will need to rely on a loan to help with payment and in return, make monthly payments back to prosper lenders.

My financial situation:

I currently earn $50k from my job.

In regards to my financial situation, I have a good size retirement portfolio that has brought me a return as high as 14%.

Monthly net income: $ 3100

Monthly expenses: $
??Housing: $ $1153 rent: It's a two bedroom...I sublet the second room for $650
??Insurance: $
??Car expenses: $
??Utilities: $?electricity $50, Gas $15 a month
??Phone, cable, internet: $ 140 cable/internet,?$40 cell phone
??Food, entertainment: $ 250
??Clothing, household expenses $
??Credit cards and other loans: $ $260 macy's, $190 citicards
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453599
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.00%	Starting borrower rate/APR:	11.00% / 11.35%	Starting monthly payment:	$261.91

Auction yield range:	3.04% - 10.00%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1990	Debt/Income ratio:	16%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 8	Length of status:	26y 5m
Credit score:	800-819 (Apr-2010)	Total credit lines:	45	Occupation:	Tradesman - Mechani...
Now delinquent:	0	Revolving credit balance:	$12,552	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	41%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	horse8	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Selling auto. paying off loan
I am selling my second auto. This loan is to pay off the original loan minus what I sold the car for.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453601
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.56%	Starting borrower rate/APR:	26.56% / 28.89%	Starting monthly payment:	$1,014.74

Auction yield range:	8.04% - 25.56%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.45%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1996	Debt/Income ratio:	Not calculated
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 6	Length of status:	0y 0m
Credit score:	760-779 (Apr-2010)	Total credit lines:	20	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$5,141	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	13%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	benjamins-collider	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
25k physical office presence
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453605
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$271.29

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	25.94%
Lender servicing fee:	1.00%	Estimated return:	-8.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1997	Debt/Income ratio:	49%
Basic (1-10):	2	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	6 / 6	Length of status:	11y 0m
Credit score:	640-659 (Apr-2010)	Total credit lines:	19	Occupation:	Other
Now delinquent:	5	Revolving credit balance:	$316	Stated income:	$25,000-$49,999
Amount delinquent:	$216	Bankcard utilization:	35%
Public records last 12m / 10y:	0/ 3	Homeownership:	Yes
Delinquencies in last 7y:	12
Screen name:	NEWMUSICJBD2	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
UPDATING TRANSPORTATION
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453611
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$238.56

Auction yield range:	17.04% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1997	Debt/Income ratio:	19%
Basic (1-10):	2	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	8 / 7	Length of status:	8y 1m
Credit score:	680-699 (Apr-2010)	Total credit lines:	23	Occupation:	Skilled Labor
Now delinquent:	1	Revolving credit balance:	$2,944	Stated income:	$25,000-$49,999
Amount delinquent:	$2,211	Bankcard utilization:	3%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	10
Screen name:	atlantis4	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
taking care of much need things
Purpose of loan:
This loan will be used to? pay off some bills

My financial situation:
I am a good candidate for this loan because? i'm trying to improve my credit score and pay off some bills

Monthly net income: $ 2578

Monthly expenses: $
??Housing: $ 325
??Insurance: $ 92
??Car expenses: $ 250
??Utilities: $ 125
??Phone, cable, internet: $ 167
??Food, entertainment: $ 200
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453613
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$148.58

Auction yield range:	17.04% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1995	Debt/Income ratio:	71%
Basic (1-10):	3	Inquiries last 6m:	3	Employment status:	Part-time employee
Enhanced (1-5):	1	Current / open credit lines:	9 / 10	Length of status:	3y 3m
Credit score:	700-719 (Apr-2010)	Total credit lines:	27	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$10,268	Stated income:	$1-$24,999
Amount delinquent:	$14,297	Bankcard utilization:	90%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	12
Screen name:	libertinev	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	700-719 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	720-739 (Apr-2008)
Principal balance:	$1,056.69	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Paying for 2nd College Degree
Purpose of loan:
This loan will be used to? help pay for a 2nd college degree. I am currently attending a university to complete pre-requisites in order to apply to a PA (Physician Assistant) school. I am receiving Federal Subsidized and Unsubsidized Loans, but they are barely enough to cover tuition and living expenses. I have been working for the same company for over 3 years now, but have gone from full-time employee status to part-time employee status. My salary was cut in half.

My financial situation:
I am a good candidate for this loan because?

I have been a responsible employer at the same company for over 3 years. I've had a previous loan with Prosper to help pay for much needed dental work for my TMJ and have made every single payment on time, plus some extra payments from time to time. I only have 12 months left to pay on my first Prosper loan. My credit score is in the "HR" category because I am currently going through a loan modification process with my mortgage company. We are working together to lower my monthly mortgage payment. They put me through a "trial period" of monthly payments as a test. So far, I have passed that test and made every payment on time. The catch was that each payment due during the trial period was lower than my actual mortgage amount, so the mortgage company still counts the payment as "late/delinquent" since they are not the full amounts of the original mortgage payment. Otherwise, everything else on my credit report is in outstanding condition.

Please see my financial breakdown listed as such:
(These figures are monthly)
Net income: + 1634.00
School Loan income: + 850
Mortgage: ? 600.00
Townhome Association dues: ? 117.00
Car payment: ? 577.00
Credit cards: ? 300.00
Utility bills: ? 200.00
Gasoline: ? 120.00
Food: ? 80.00
Retirement Plan/Stocks: ? 60.00
1st Prosper Loan Payment: ? 99.64 (with last payment due on 4/9/11)
Money left over: 330.36
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453617
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1995	Debt/Income ratio:	Not calculated
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 5	Length of status:	6y 1m
Credit score:	640-659 (Apr-2010)	Total credit lines:	12	Occupation:	Postal Service
Now delinquent:	1	Revolving credit balance:	$12,321	Stated income:	$25,000-$49,999
Amount delinquent:	$2,872	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	friendly-liberty114	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Medical Bills
Purpose of loan:
This loan will be used to?
To pay of medical bills from a car accident in December 2009. I wasnt at fault and will be getting a settlement but need money in the mean time to pay off the medical bills. I am?just returning to work and we went several months without my income. So things are a little tight right now.
My financial situation:
I am a good candidate for this loan because?
I am a full-time Regular Rural Mail Carrier for the USPS, and my husband is a journeyman plumber. I can also?show a verification of employment and and salary letter my supervisor had to fill out?for the insurance company of the guy who hit me.??
Monthly net income: $3634 not including my husbands income

Monthly expenses: $
??Housing: $ 1436
??Insurance: $ 79
??Car expenses: $?80??Utilities: $ 335
??Phone, cable, internet: $ 150
??Food, entertainment: $ 800
??Clothing, household expenses $ 40
??Credit cards and other loans: $ 298
??Other expenses: $ 45
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453619
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$127.91

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1999	Debt/Income ratio:	Not calculated
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	19 / 16	Length of status:	0y 8m
Credit score:	700-719 (Apr-2010)	Total credit lines:	29	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$33,384	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	53%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	marketplace-booster0	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
rental remodeling
Purpose of loan:
This loan will be used to cover short term business expenses, particularly the remodeling of my rental property. It needs a new stove and a new roof.

My financial situation:
I am a good candidate for this loan because I have pulled through the difficult times of the recent economic situation. This loan will be paid largely with rental income, which is not included below.

Monthly net income: $5000

Monthly expenses:
??Housing: $880
??Insurance: $250
??Car expenses: $540
??Utilities: $250
??Phone, cable, internet: $200
??Food, entertainment: $500
??Clothing, household expenses $200
??Credit cards and other loans: $700
??Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453629
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	23.68%	Starting borrower rate/APR:	24.68% / 26.98%	Starting monthly payment:	$356.32

Auction yield range:	8.04% - 23.68%	Estimated loss impact:	8.56%
Lender servicing fee:	1.00%	Estimated return:	15.12%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2000	Debt/Income ratio:	12%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 8	Length of status:	13y 0m
Credit score:	700-719 (Apr-2010)	Total credit lines:	16	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$10,454	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	37%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	worldly-leverage2	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I want to pay off my credit cards
Purpose of loan:
This loan will be used to?
Consolidate credit card bills into one payment and to get out of debt once and for all.

My financial situation:
I am a good candidate for this loan because?
I have a good, steady income, I never miss payment times or dates, and always have funds in the account to back up the payments. I am also very committed to paying off these bills.
Monthly net income: $
6000
Monthly expenses: $
??Housing: $ 2085
??Insurance: $ 225
??Car expenses: $ 0
??Utilities: $?250
??Phone, cable, internet: $ 120
??Food, entertainment: $ 500
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 300
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453653
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$164.12

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	9 / 6	Length of status:	2y 3m
Credit score:	680-699 (Apr-2010)	Total credit lines:	23	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$36,180	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	ADSFL05	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	32 ( 100% )	680-699 (Latest)
Principal borrowed:	$14,500.00	< mo. late:	0 ( 0% )	720-739 (Jul-2007)
Principal balance:	$1,925.17	1+ mo. late:	0 ( 0% )
Total payments billed:	32
Description
I need to pay my taxes....
Purpose of loan:
I've been self employed for a few years now and last year was a great year...except I didn't pay enough in taxes and owe the IRS.

My financial situation:
Since this was not a budgeted expense it wasn't expected.? I owe the IRS $2500, but I'm asking for a little more so that I can also begin to prepay them.

Monthly net income: $ 4,000 (average)

Monthly expenses: $?3160
??Housing: $?500
??Insurance: $?200
??Car expenses: $?300
??Utilities: $ 130
??Phone, cable, internet: $ 130
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $?1300? (Includes a?$462 Prosper Loan which will be paid off in July 2010)

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453659
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$235.86

Auction yield range:	11.04% - 12.00%	Estimated loss impact:	10.26%
Lender servicing fee:	1.00%	Estimated return:	1.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2003	Debt/Income ratio:	26%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	10 / 10	Length of status:	2y 3m
Credit score:	660-679 (Apr-2010)	Total credit lines:	14	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$9,997	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	58%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	leverage-channel	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Want to be debt free

??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453665
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	22.06% / 24.32%	Starting monthly payment:	$76.44

Auction yield range:	8.04% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2006	Debt/Income ratio:	22%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	10 / 10	Length of status:	3y 9m
Credit score:	660-679 (Apr-2010)	Total credit lines:	12	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$3,264	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	62%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	logical-benefit	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
puting in new bathroom
Purpose of loan:
This loan will be used to? immprove home

My financial situation:
I am a good candidate for this loan because? i will pay on time

Monthly net income: $ 6000

Monthly expenses: $
??Housing: $ 1200
??Insurance: $ 100
??Car expenses: $ 50
??Utilities: $ 50
??Phone, cable, internet: $ 150
??Food, entertainment: $ 100
??Clothing, household expenses $ 120
??Credit cards and other loans: $ 200
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453677
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.48%	Starting borrower rate/APR:	9.48% / 9.82%	Starting monthly payment:	$272.20

Auction yield range:	3.04% - 8.48%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1979	Debt/Income ratio:	Not calculated
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 9	Length of status:	7y 1m
Credit score:	800-819 (Mar-2010)	Total credit lines:	29	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$939	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	1%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	coin-relaxation0	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
HELP STUDENTS GET CHEAPER TEXTBOOKS
Purpose of loan:

I have owned my University of Texas bookstore for 2 years and was profitable from the start. The beauty of my store is that I am making money while pricing my books as low as any other textbook store in the country.? As a CPA, I know how to do this better than many others.? Textbooks are not the most profitable business, but I really enjoy working with the students.? I am growing, but have reached limits because my bank will not lend me money until I have been in business 2 full years...which is next month.? I have to buy books back from students before then, so I could use your help to obtain as much money as possible.? Whatever profit I have made has been rolled back into my business to buy more textbooks.

This loan will allow us to buy back an additional 370 books from students.? It is not many, but students love to sell to us because we treat them well.? For the last two semesters we have been sending students to other stores because we have run through our cash.? We can sell everything we buy...we just need more of them!? That is the benefit of being affiliated with a 50,000 student campus.

I originally applied for a $25K loan, but found out quickly that lenders on Prosperity prefer personal loans and smaller amounts.? I am hoping this lower amount will fund.? We will be able to buy 370 additional textbooks with this loan.? That may not seem like a lot, but students love doing business with us. We had to send students to other stores to sell their books that last two semesters because we have run out of funds. We can sell every book we buy.? We just cannot afford to buy enough to keep up with our growth.

My Financial Situation:
I am personally debt free. I own my home and my car 100%. I have co-signed loans for my daughters for their cars, though they pay the notes.? In a nut shell, I live within my means.? On the business side, I have not outstanding obligations.? All, Payroll taxes, rent, monthly bills are paid current.? The only time I incur debt is when I finance book buybacks, or buy new textbooks on account with publishers.? These debts only stay outstanding until the next sale cycle and then we pay all of them off.?

SO, YOUR INVESTING WITH ME IS PRETTY SAFE. AS A NEW PROSPERITY BORROWER YOU GET AN EXCELLENT RETURN BECAUSE I AM AN NEWBIE? FEEL FREE TO ASK ME ANY QUESTIONS. I WILL GET BACK TO YOU PROMPTLY.? LET YOUR FRIEND KNOW ABOUT ME SO WE CAN GET THIS FUNDED.? THE STUDENTS WILL BE THE REAL WINNERS!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453689
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$164.12

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2006	Debt/Income ratio:	Not calculated
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Part-time employee
Enhanced (1-5):	4	Current / open credit lines:	5 / 5	Length of status:	0y 1m
Credit score:	700-719 (Apr-2010)	Total credit lines:	13	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$760	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	10%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	auction-historian	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Big Purchase
Purpose of loan:
Pay for medical expenses.

My financial situation:
I am a good candidate for this loan because I only need $2,000 more for the procedure and the remainder of the loan will go towards making payments. So there will never be a missed payment.The loan paid off within 7-8 months.

Monthly net income: $ 2100

Monthly expenses: $?600
??Housing: $ 0
??Insurance: $ 100
??Car expenses: $ 200
??Utilities: $ 150
??Phone, cable, internet: $ 0
??Food, entertainment: $ 150
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453695
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1997	Debt/Income ratio:	28%
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	5 / 5	Length of status:	0y 1m
Credit score:	640-659 (Mar-2010)	Total credit lines:	10	Occupation:	Construction
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	power-accord	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Catching up a few bills.
Purpose of loan:
This loan will be used to?Catch up on a few bills that I got behind on due to?job completion in my area. I am now full time employed with a company that retains good empolyees.?

My financial situation:
I am a good candidate for this loan because?I have a low cost of living, make really good money as a union power line builder, however, sufferd a three month layoff on completion of last job, I am now with a local company that retains it's employees and the work is all close to home.?

Monthly net income: $ 2000.00

Monthly expenses: $?1700
??Housing: $250
??Insurance: $ 66
??Car expenses: $?500
??Utilities: $ 200
??Phone, cable, internet: $ 90
??Food, entertainment: $ 400
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 125
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453707
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,200.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$115.69

Auction yield range:	8.04% - 17.00%	Estimated loss impact:	6.89%
Lender servicing fee:	1.00%	Estimated return:	10.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2001	Debt/Income ratio:	16%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 4	Length of status:	3y 8m
Credit score:	660-679 (Mar-2010)	Total credit lines:	16	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$2,900	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	41%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	12
Screen name:	profitable-greenback	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
card company raised my rate
Purpose of loan:
This loan will be used to pay off my high interest credit card. the card company raised my rate from 9.99% to 29.99%. This is my only credit card and after i get this loan and pay it off its getting cut up. 30% interest is crazy.

My financial situation:
I am a good candidate for this loan because i have never been late or missed a payment on anything since 2004. I have very little bills and live at home with my parents. I will be making extra principle payments on this loan and plan to have it payed off in approximately 18 months. Thanks again for bidding you wont be sorry.

Monthly net income: $ 2900.00 a month before taxes. 1975 a month after tax and health insurance.

Monthly expenses: $
??Housing: $ 0.00
??Insurance: $ 100 car insurance
??Car expenses: $ 317 car payment (one year till its payed off)
??Utilities: $ 0.00
??Phone, cable, internet: $ 90.00 cell phone
??Food, entertainment: $ 250
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 68.00 student loan
??Other expenses: $ 100.00 savings
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453713
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1999	Debt/Income ratio:	15%
Basic (1-10):	5	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	1 / 1	Length of status:	4y 11m
Credit score:	640-659 (Apr-2010)	Total credit lines:	2	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	wise-innocent-leverage	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
closing cost
Purpose of loan:? I'm a first time home buyer, and I need help with my closing cost.
This loan will be used to?

My financial situation:? I've been employed at the same job for 5yrs and pay all my bills on time.
I am a good candidate for this loan because?

Monthly net income: $ 2500

Monthly expenses: $ 1446
??Housing: $ 525
??Insurance: $
??Car expenses: $ 371
??Utilities: $ 400
??Phone, cable, internet: $
??Food, entertainment: $ 150
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453719
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$256.59

Auction yield range:	17.04% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2003	Debt/Income ratio:	44%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	5 / 3	Length of status:	0y 8m
Credit score:	760-779 (Apr-2010)	Total credit lines:	16	Occupation:	Waiter/Waitress
Now delinquent:	0	Revolving credit balance:	$238	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	3%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	orange-intuitive-reward	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off my Credit Cards
Purpose of loan:
I just received a letter from my credit card company that in 40 days they will increase the interest rate.

My financial situation:
I live with my fianc? and don?t have any monthly payments. My only monthly payment is my credit card payment, gas and other expenses. I work as a waitress and a bartender. I?m also perusing to become a makeup artist. I only have $7000 in credit card debt and I make about $20,000 a year in income. I have a very high credit score and my job is stable.

Gross monthly income $2000

Rent/Mortgage $0 Me and my fianc? own a house together and I don?t pay any rent or mortgages

Phone/electric/cable $0

Car Payment $300 0 My fianc? bought me a new car this year but I help out in payment whenever I can.

Car Insurance $100

Food $250

Gasoline $120

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453737
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$184.63

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2000	Debt/Income ratio:	57%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	26 / 23	Length of status:	15y 3m
Credit score:	640-659 (Apr-2010)	Total credit lines:	59	Occupation:	Military Officer
Now delinquent:	0	Revolving credit balance:	$33,017	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	87%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	dwn2low	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	640-659 (Latest)
Principal borrowed:	$5,200.00	< mo. late:	0 ( 0% )	620-639 (Nov-2009) 620-639 (Sep-2009) 640-659 (Jun-2008) 620-639 (Mar-2008)
Principal balance:	$1,736.64	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Refi Prosper Loan and bills
Purpose of loan:
This loan will be used to?refinance?my existing prosper loan as well as?to? pay off a credit card that recently inceased my rate without notice for no reason. You can see that I have made consistant early paymentsto my current prosper loan.

My financial situation:
I am a good candidate for this loan because I am an Officer in the USAF and integrity and honesty is what I stand for. I have paid consistanly on this loan for?over a?years . My current DTI is high due to the fact I am attending graduate school for Clinical Psy through Capella and this school cost more than my Tuition Assistance so I have student loans to cover the rest, however they are defered until I finish. I also have several investments which I could liquadate to pay this loan but wish to keep those for the future. My credit score is low due to my DTI?NOT because i do not pay my bills. I?am now?deploy to the desert so this?has increase my income temparaily but I am looking to keep my payments at the current amount or lower.
Thanks

Monthly net income: $ 6500

Monthly expenses: $
??Housing: $ 900
??Insurance: $ 100
??Car expenses: $ 150 (Gas lol)
??Utilities: $?180
??Phone, cable, internet: $ 135
??Food, entertainment: $ 500
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1000
??Boat: $ 275
??Harley$300
?? Investments $300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453743
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.55%	Starting borrower rate/APR:	25.55% / 27.86%	Starting monthly payment:	$300.38

Auction yield range:	11.04% - 24.55%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1997	Debt/Income ratio:	107%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Part-time employee
Enhanced (1-5):	4	Current / open credit lines:	7 / 6	Length of status:	3y 2m
Credit score:	640-659 (Mar-2010)	Total credit lines:	8	Occupation:	Waiter/Waitress
Now delinquent:	0	Revolving credit balance:	$15,865	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	34%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	basis-driver	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off High Rate Credit Cards
Purpose of loan:
This loan will be used to pay off a high interest credit card.

My financial situation:
I am a good candidate for this loan because I have never had trouble making my payments, I just need a boost to get out of debt.

Monthly net income: $ 2500

Monthly expenses: $
??Housing: $ 615
??Insurance: $ 0
??Car expenses: $?0
??Utilities: $?35
??Phone, cable, internet: $ 50
??Food, entertainment: $ 260
??Clothing, household expenses $40
??Credit cards and other loans: $ 450
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453755
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	14.04% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2005	Debt/Income ratio:	20%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	6 / 4	Length of status:	3y 11m
Credit score:	640-659 (Apr-2010)	Total credit lines:	18	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$2,394	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	49%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	Yaima	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off my credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453773
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	32.00%	Starting borrower rate/APR:	33.00% / 35.42%	Starting monthly payment:	$352.89

Auction yield range:	17.04% - 32.00%	Estimated loss impact:	19.88%
Lender servicing fee:	1.00%	Estimated return:	12.12%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2000	Debt/Income ratio:	48%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	13 / 9	Length of status:	8y 7m
Credit score:	640-659 (Apr-2010)	Total credit lines:	17	Occupation:	Food Service Manage...
Now delinquent:	0	Revolving credit balance:	$3,567	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	84%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	pious-money0	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off my credit cards
Purpose of loan:
This loan will be used to? pay off all my credit cards and those small loans that i have.

My financial situation:
I am a good candidate for this loan because?? im a good customer just give a chance and you will see.

Monthly net income: $ 2200.00

Monthly expenses: $
??Housing: $ 0????????
??Insurance: $ 145.00????
??Car expenses: $ 471.00????
??Utilities: $ 0
??Phone, cable, internet: $300.00
??Food, entertainment: $ 0
??Clothing, household expenses $0
??Credit cards and other loans: $600
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453785
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$215.61

Auction yield range:	11.04% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2002	Debt/Income ratio:	23%
Basic (1-10):	7	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	9 / 9	Length of status:	3y 6m
Credit score:	640-659 (Apr-2010)	Total credit lines:	18	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$21,663	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	51%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	first-dough-ringleader	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay down credit card
Purpose of loan:
This loan will be used to move money from card that has a high rate

My financial situation:
I am a good candidate for this loan because I never miss payment and I am never late
Monthly net income: $ 52,000
Monthly expenses: $????
??Housing: $?200????
??Insurance: $ 50
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 35
??Food, entertainment: $?300
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 6000
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453797
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	28.00%	Starting borrower rate/APR:	29.00% / 31.36%	Starting monthly payment:	$167.62

Auction yield range:	17.04% - 28.00%	Estimated loss impact:	19.63%
Lender servicing fee:	1.00%	Estimated return:	8.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2007	Debt/Income ratio:	145%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	6 / 6	Length of status:	2y 4m
Credit score:	680-699 (Apr-2010)	Total credit lines:	8	Occupation:	Food Service
Now delinquent:	0	Revolving credit balance:	$1,255	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	44%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	restless-commerce7	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
I always pay my bills on time and also I' am a very responsable person thats wait Iam looking? foar better option for me.
Monthly net income: $
1,600- 1,800.00
Monthly expenses: $
??Housing: $ 450.00
??Insurance: $
??Car expenses: $
??Utilities: $ 50.00
??Phone, cable, internet: $ 40.00
??Food, entertainment: $ 350.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 250.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453803
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$413.64

Auction yield range:	17.04% - 27.00%	Estimated loss impact:	19.57%
Lender servicing fee:	1.00%	Estimated return:	7.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1991	Debt/Income ratio:	31%
Basic (1-10):	4	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	13 / 8	Length of status:	7y 7m
Credit score:	680-699 (Apr-2010)	Total credit lines:	38	Occupation:	Landscaping
Now delinquent:	1	Revolving credit balance:	$42,276	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	blue-diversification-castanets	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Debt
Purpose of loan:
This loan will be used to? pay off a credit debt, get 1 month ahead on my mortgage

My financial situation:
I am a good candidate for this loan because?
i have a good, secure job that is starting to grow again and should be back to same pay as I was making 2 years agao by end of summer, I took a hard hit when the economy turned and had a child top of that that drained me financially but am on the rebond.
Monthly net income: $ 6,800.00

Monthly expenses: $
??Housing: $ 1369.00
??Insurance: $ 250.00
??Car expenses: $866.00
??Utilities: $ 380.00
??Phone, cable, internet: $ 69.00
??Food, entertainment: $400.00
??Clothing, household expenses $
??Credit cards and other loans: $ 680.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453809
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	32.00%	Starting borrower rate/APR:	33.00% / 35.42%	Starting monthly payment:	$198.50

Auction yield range:	14.04% - 32.00%	Estimated loss impact:	15.47%
Lender servicing fee:	1.00%	Estimated return:	16.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1997	Debt/Income ratio:	12%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 4	Length of status:	6y 3m
Credit score:	640-659 (Apr-2010)	Total credit lines:	50	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	21
Screen name:	safe-liberty4	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off small bills
Purpose of loan:
This loan will be used to pay off some small utility and medical bills?
My financial situation:
I am a good candidate for this loan because I have a stable job and I work for the Federal Gov't which is not subject to recession layoffs & pymts can be taken directly from my chkn acct or payroll deduction
Monthly net income: $
5800 income + 781 child support
Monthly expenses: $
??Housing: $ 2400
??Insurance: $ 130
??Car expenses: $ 506
??Utilities: $?250
??Phone, cable, internet: $ 250
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 215 student loan
??Other expenses: $ 400 misc household
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453839
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$82.06

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1993	Debt/Income ratio:	23%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	9 / 8	Length of status:	1y 9m
Credit score:	640-659 (Apr-2010)	Total credit lines:	29	Occupation:	Social Worker
Now delinquent:	2	Revolving credit balance:	$3,017	Stated income:	$25,000-$49,999
Amount delinquent:	$40	Bankcard utilization:	38%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	14
Screen name:	community-plane4	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Helping a family member in need
Purpose of loan:
This loan will be used to? help a family member who is struglling dfue to losing their job.

My financial situation:
I am a good candidate for this loan because? I have been working in my field for several years and have a great reputation and secure employment. I make approximately 1,700- 1,800 a month, and beginning in May of 2010, I will begin receiving an annuity payment of 950.00 a month for the rest of my life.

Monthly net income: $ 2,750

Monthly expenses: $
??Housing: $ Paid cash for my home
??Insurance: $ 156.00/month
??Car expenses: $ Paid cash for my cars
??Utilities: $ 125.00/month
??Phone, cable, internet: $ 150.00/month
??Food, entertainment: $ 200.00/month
??Clothing, household expenses $ 100.00/month
??Credit cards and other loans: $ 300.00/month
??Other expenses: $ 200.00/ month for gas
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453845
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2002	Debt/Income ratio:	14%
Basic (1-10):	1	Inquiries last 6m:	17	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	8 / 5	Length of status:	6y 8m
Credit score:	680-699 (Mar-2010)	Total credit lines:	18	Occupation:	Sales - Retail
Now delinquent:	1	Revolving credit balance:	$2,282	Stated income:	$25,000-$49,999
Amount delinquent:	$396	Bankcard utilization:	30%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	bold-agile-point	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Read my story
Purpose of loan:
This loan will be used to? There was a mix up on my CitiBank Sears card.? I had it on auto payments and unknown to me they stopped taking the auto payments.? I just learned about the mistake this last month and have since caught up the bill.? I was upset by what this did to my credit score which is normally around 740 and CitiBank said they would not drop the delinquency.? I have already caught up the payments and before I found out about prosper I had applied to several banks for loans to pay up the debt in full.? The interest is 25% and I have made payments faithfully every month I originally used the Sears card.? I am turning to the prosper community hoping you will help me pay off this CitiBank Sears card.? I currently owe $4,000 on the Sears card and plan to use $1,000 from my emergency fund to help pay off the debt. ?It is my intention to negotiate with them to remove the delinquency from my credit report if I pay the account in full. I intend on?only?having one loan where the payments are withdrawn?directly from my bank account every month.

My financial situation:
I am a good candidate for this loan because?Prior to this incident I have never missed a payment in my life.? My credit report shows that until recently I have not had any other delinquencies.? I give you my word that if you help me with this situation I will make good on the loan. ?Even if the interest ends up being higher than the 25% they were charging me, I would still prefer paying you instead of big financial institutions.

Monthly net income: $2500

Monthly expenses: $
??Housing: $?900
??Insurance: $?140 (2 cars)
??Car expenses: $ none
??Utilities: $ 100
??Phone, cable, internet: $?180
??Food, entertainment: $ 250
??Clothing, household expenses $ 200
??Credit cards and other loans: $?600
??Other expenses: $ 200

The income listed is only my own.? My wife and I both work so the expenses are split 2 ways.? We both appreciate your consideration in this request.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453857
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.03%	Starting borrower rate/APR:	14.03% / 16.43%	Starting monthly payment:	$51.29

Auction yield range:	6.04% - 13.03%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1991	Debt/Income ratio:	Not calculated
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 6	Length of status:	1y 1m
Credit score:	720-739 (Mar-2010)	Total credit lines:	32	Occupation:	Professor
Now delinquent:	0	Revolving credit balance:	$9,008	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	2%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	3
Screen name:	soulful-fairness	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay-off moving costs-spouse trnsfd
Purpose of loan:
This loan will be used to? pay off moving costs from Nevada to Colorado, due to a marriage and immediate transfer of my Husband's job.

My financial situation:
I am a good candidate for this loan because??We have a lot less expenses now, due to a cost-of-living change, and a two-earner home. I am responsible and able to pay off debts now with our new situation, I merely would like to avoid being late with our current obligations. We had to spend over $4,000 in moving costs, and although some of it was refunded by his company, we are still working on the last $1500 and new deposits.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453881
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	8 / 8	Length of status:	5y 3m
Credit score:	700-719 (Apr-2010)	Total credit lines:	17	Occupation:	Realtor
Now delinquent:	0	Revolving credit balance:	$19,642	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	49%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	ore-economist	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
investment property
Purpose of loan:
This loan will be used as a down payment on a invesment property

My financial situation:
I am a good candidate for this loan because the property has 7 rental units and producing 4000 a month income

Monthly net income: $ 2500

Monthly expenses: $ 1500
??Housing: $ 1200
??Insurance: $ 200
??Car expenses: $
??Utilities: $ 40
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453893
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$542.59

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1994	Debt/Income ratio:	Not calculated
Basic (1-10):	3	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	16 / 14	Length of status:	4y 2m
Credit score:	700-719 (Apr-2010)	Total credit lines:	27	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$107,121	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	88%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	vcrisafulli	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off Credit Cards
Purpose of loan:
This loan will be used to pay off credit cards.????????????????

My financial situation:
I am a good candidate for this loan because I have always paid my bills on time & have a steady employment history.????????????

Monthly net income: $2,692.32

Monthly expenses: $?
??Housing: $ 670.50
??Insurance: $ 100.00
??Car expenses: $
??Utilities: $ 150.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453899
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$123.09

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1985	Debt/Income ratio:	8%
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	4 / 4	Length of status:	1y 8m
Credit score:	700-719 (Apr-2010)	Total credit lines:	36	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$244	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	6%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	18
Screen name:	established-commerce8	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
personel use
Purpose of loan:
This loan will be used to? pay off some bills,other expenses

My financial situation:
I am a good candidate for this loan because? i always will pay my bills to help my credit scores

Monthly net income: $ 1450.00

Monthly expenses: $ 337.00
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.